UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23096

Legg Mason ETF Investment Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Harris Goldblat

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: March 31

Date of reporting period: March 31, 2024

ITEM	1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	March 31, 2024

WESTERN ASSET ETFs

WESTERN ASSET SHORT DURATION INCOME ETF

WESTERN ASSET TOTAL RETURN ETF

The Securities and Exchange Commission has adopted new regulations that will result in changes to the design and delivery of annual and semi-annual shareholder reports beginning in July 2024.

If you have previously elected to receive shareholder reports electronically, you will continue to do so and need not take any action.

Otherwise, paper copies of the Fund’s shareholder reports will be mailed to you beginning in July 2024. If you would like to receive shareholder reports and other communications from the Fund electronically instead of by mail, you may make that request at any time by contacting your financial intermediary (such as a broker-dealer or bank).

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset ETFs

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Short Duration Income ETF and Western Asset Total Return ETF for the twelve-month reporting period ended March 31, 2024. Please read on for a detailed look at prevailing economic and market conditions during the Funds’ reporting period and to learn how those conditions have affected each Fund’s performance.

Special Shareholder Notice

Effective March 1, 2024, S. Kenneth Leech stepped off and Molly Schwartz was added as a Portfolio Manager of the Western Asset Short Duration Income ETF. Michael C. Buchanan was added as Co-Chief Investment Officer and Nicholas Mastroianni was added as Portfolio Manager of the Western Asset Total Return ETF.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund net asset value and market price,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Patrick O’Connor

President and Chief Executive Officer - Investment Management

April 30, 2024

Western Asset ETFs	III

Funds overview

Western Asset Short Duration Income ETF

Q. What is the Fund’s investment strategy?

A. The Fund seeks current income. Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in fixed income securities. Corporate debt securities, including notes, bonds, debentures and commercial paper, are fixed income securities usually issued by businesses to finance their operations. These securities may be secured or unsecured, may be issued by U.S. or foreign entities and may carry variable or floating rates of interest. The Fund may invest in Rule 144A securities. The Fund may also invest in other short-duration fixed-income securities, such as floating rate loans and structured debt and in cash or cash equivalents such as money market securities. Securities in which the Fund will invest will be U.S. dollar-denominated although they may be issued by a foreign corporation or a U.S. affiliate of a foreign corporation, or a foreign government or its agencies and instrumentalities, including those in emerging markets. Although the Fund may invest in securities of any maturity, the Fund will normally maintain an effective duration, as estimated by the subadviser, of approximately two years.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The fixed income market experienced periods of elevated volatility but posted a positive return during the twelve months ended March 31, 2024. The market was impacted by several factors, including initial fears of an economic recession, persistent inflation, and shifting expectations for Federal Reserve (“Fed”) monetary policy. The market ended 2023 on a positive note, as the Fed indicated it would likely pivot from raising rates to cutting rates in 2024. However, thus far the Fed has indicated it would take a measured approach, which has pushed back expectations in terms of the timing for rate cuts. Meanwhile, there are signs that the central bank may orchestrate a “soft landing” for the economy.

Both short- and longer-term U.S. Treasury yields rose during the reporting period. Two-year yields began the period at 4.06% and ended at 4.59%. Their low of 3.75% was on May 4, 2023 and their peak of 5.19% occurred on October 17 and 18, 2023. Ten-year yields began at 3.48% and ended the reporting period at 4.20%. Their low of 3.30% was on April 5 and 6, 2023 and their peak of 4.98% occurred on October 19, 2023.

All told, the short duration investment-yield corporate bond market, as measured by the Bloomberg U.S. Corporate 1-3 Year Index (the “Index”)i, returned 5.01% during the reporting period.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. Within the investment-grade corporate bond market, we increased our allocations to Energy and Transportation, while reducing our exposures to Communications, Technology, Electric and Consumer Non-Cyclicals. Elsewhere, we added to the Fund’s high-yield exposure, while reducing its emerging market allocation. Overall, duration was largely unchanged during the period.

The Fund employed the use of U.S. Treasury futures during the reporting period to tactically manage duration. These positions detracted from performance.

Performance review

For the 12-month period from March 31, 2023 through March 31, 2024, the Fund generated a +5.96% return on a net asset value (“NAV”)ii basis and +6.00% based on its market priceiii per share.

The performance table shows the Fund’s total return for the 12 months ended March 31, 2024 based on its NAV and market price per share as of March 31, 2024. The Fund’s benchmark, the Bloomberg U.S. Corporate 1-3 Year Index1, and the Bloomberg U.S. Corporate 1-5 Year Indexiv, returned +5.01% and +5.07%, respectively, over the same timeframe.

[1]	Effective August 1, 2023, the Bloomberg U.S. Corporate 1-3 Year Index replaced the Bloomberg U.S. Corporate 1-5 Year as the Fund’s benchmark.

Western Asset ETFs 2024 Annual Report	1

Funds overview (cont’d)

Performance Snapshot as of March 31, 2024 (unaudited)
	6 months	12 months
Western Asset Short Duration Income ETF:
$23.91 (NAV)	4.98%	5.96	%*†
$23.93 (Market Price)	5.16%	6.00	%*‡
Bloomberg U.S. Corporate 1-3 Year Index	3.92%	5.01%
Bloomberg U.S. Corporate 1-5 Year Index	4.74%	5.07%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate so shares, when sold, may be worth more or less than their original cost. Performance data current to the most recent month-end is available at www.franklintempleton.com.

Investors buy and sell shares of an exchange-traded fund (“ETF”) at market price (not NAV) in the secondary market throughout the trading day. These shares are not individually available for direct purchase from or direct redemption to the ETF. Market price returns are typically based upon the official closing price of the Fund’s shares. These returns do not represent investors’ returns had they traded shares at other times. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Information showing the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads for various time periods is available by visiting the Fund’s website at www.franklintempleton.com.

As of the Fund’s current prospectus dated August 1, 2023, the gross total annual fund operating expense ratio for the Fund was 0.29%.

* Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions at NAV.

‡ Total return assumes the reinvestment of all distributions at market price, which typically is based upon the official closing price of the Fund’s shares.

Q. What were the leading contributors to performance?

A. Among the largest contributors to the Fund’s relative performance during the reporting period was issue selection. Our positions in Energy (overweight Enterprise Products and Energy Transfer) and Consumer Cyclicals (Genting New York and Melco Reports) were the most additive to returns. Having an overweight to the Transportation sector was also beneficial, as were underweights to Technology and Consumer Non-Cyclicals. In terms of quality positioning, an overweight to lower-rated securities was additive for returns as they outperformed their higher-quality counterparts.

Q. What were the leading detractors from performance?

A. Among the largest detractors from the Fund’s relative performance during the reporting period was an overweight to Charter Communications. An overweight to duration also detracted from performance as rates rose during the reporting period.

Looking for additional information?

The Fund’s daily NAV is available online at www.franklintempleton.com. The Fund is traded under the symbol “WINC” and its closing market price is available on most financial websites. In a continuing effort to provide information concerning the Fund, shareholders may call 1-877-721-1926 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern time, for the Fund’s current NAV, market price and other information.

Effective March 1, 2024, S. Kenneth Leech stepped off the Fund and Molly Schwartz joined the Fund as Portfolio Manager.

Thank you for your investment in the Western Asset Short Duration Income ETF. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely

Western Asset Management Company, LLC

April 15, 2024

RISKS: The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central

2	Western Asset ETFs 2024 Annual Report

banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset.

Portfolio holdings and breakdowns are as of March 31, 2024 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 16 through 22 for a list and percentage breakdown of the Fund’s holdings

All investments involve risks, including possible loss of principal. Fixed income securities involve interest rate, credit, inflation and reinvestment risks, and possible loss of principal. As interest rates rise, the value of fixed income securities falls. Low-rated, high-yield bonds are subject to greater price volatility, illiquidity and possibility of default. International investments are subject to special risks, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on performance. Leverage increases the volatility of investment returns and subjects investments to magnified losses and a decline in value. Active and frequent trading may increase a shareholder’s tax liability and transaction costs. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. Active management does not ensure gains or protect against market declines. These and other risks are discussed in the Fund’s prospectus.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Bloomberg U.S. Corporate 1-3 Year Index is an unmanaged index that measures the performance of the investment-grade, fixed-rate, taxable 1-3 year maturity corporate bond market. It includes U.S. dollar-denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers. Investors cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

ii	Net Asset Value (“NAV”) is calculated by subtracting total liabilities from total assets and dividing the results by the number of shares outstanding.

iii	Market Price is determined by supply and demand. It is the price at which an investor purchases or sells shares of the Fund. The Market Price may differ from the Fund’s NAV.

iv

The Bloomberg U.S. Corporate 1-5 Year Index is an unmanaged index that measures the performance of the investment-grade, fixed-rate, taxable 1-5 year maturity corporate bond market. It includes U.S. dollar-denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers. Investors cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

Western Asset ETFs 2024 Annual Report	3

Funds overview (cont’d)

Western Asset Total Return ETF

Q. What is the Fund’s investment strategy?

A. Western Asset Total Return ETF (the “Fund”) seeks to maximize total return, consistent with prudent investment management and liquidity needs. Under normal market conditions, the Fund will seek its investment objective by investing at least 80% of its assets in a portfolio comprised of fixed income securities, debt instruments, derivatives, equity securities of any type acquired in reorganizations of issuers of fixed income securities or debt instruments (“work out securities”), non-convertible preferred securities, warrants, cash and cash equivalents, foreign currencies, and exchange-traded funds (“ETFs”) that provide exposure to these investments (“Principal Investments”). Debt instruments include loans and similar debt instruments.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The fixed income market experienced periods of elevated volatility but posted a positive return during the twelve months ended March 31, 2024. The market was impacted by several factors, including initial fears of an economic recession, persistent inflation, and shifting expectations for Federal Reserve (“Fed”) monetary policy. The market ended 2023 on a positive note, as the Fed indicated it would likely pivot from raising rates to cutting rates in 2024. However, thus far the Fed has indicated it would take a measured approach, which has pushed back expectations in terms of the timing for rate cuts. Meanwhile, there are signs that the central bank may orchestrate a “soft landing” for the economy.

Both short- and longer-term U.S. Treasury yields (USTs) rose during the reporting period. Two-year yields began the period at 4.06% and ended at 4.59%. Their low of 3.75% was on May 4, 2023 and their peak of 5.19% occurred on October 17 and 18, 2023. Ten-year yields began at 3.48% and ended the reporting period at 4.20%. Their low of 3.30% was on April 5 and 6, 2023 and their peak of 4.98% occurred on October 19, 2023.

All told, the Bloomberg U.S. Aggregate Indexi returned 1.70% for the twelve months ended March 31, 2024. Riskier fixed-income securities, including high-yield bond and emerging market debt, produced better results. Over the fiscal year, the Bloomberg U.S. Corporate High Yield 2% Issuer Cap Indexii and the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)iii returned 11.15% and 9.53%, respectively.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. We tactically managed the Fund’s overall long duration position relative to the benchmark as yields fluctuated during the period, ultimately resulting in a modest net increase in the Fund’s long duration position. Additionally, we tactically managed the Fund’s overall overweight exposure to corporate bonds as spreads tightened over the period, resulting in a reduction in investment-grade corporate bond exposure from overweight to neutral and an increase in exposure to high-yield corporate bonds. Elsewhere, we trimmed the Fund’s exposure to emerging markets across local bonds and U.S. dollar-denominated bonds as emerging market bond spreads tightened. We maintained overweight positions in agency mortgage-backed securities (“MBS”) and structured products.

During the reporting period, the Fund used interest rate futures, options, swaps and swaptions to manage its duration and yield curve exposure; in aggregate they detracted from results. Credit default swaps on both investment-grade and high-yield issuers and indices were used to manage the Fund’s credit exposures; they had a small positive impact on performance. Finally, the Fund’s use of currency forwards and options, to take outright currency positions, as well as to hedge non-U.S. dollar currency exposure, was a detractor from returns.

Performance review

For the 12-month period from March 31, 2023 through March 31, 2024, the Fund generated a +1.13% return on a net asset value (“NAV”)iv basis and +1.17% based on its market pricev per share.

The performance table shows the Fund’s total return for the 12 months ended March 31, 2024 based on its NAV and market price as of March 31, 2024. The Fund’s broad-based market index, the Bloomberg U.S. Aggregate Index, returned +1.70% over the same time frame.

4	Western Asset ETFs 2024 Annual Report

Performance Snapshot as of March 31, 2024 (unaudited)
	6 months	12 months
Western Asset Total Return ETF:
$20.14 (NAV)	6.63%	1.13	%*†
$20.17 (Market Price)	6.45%	1.17	%*‡
Bloomberg U.S. Aggregate Index	5.99%	1.70%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate so shares, when sold, may be worth more or less than their original cost. Performance data current to the most recent month-end is available at www.franklintempleton.com.

Investors buy and sell shares of an exchange-traded fund (“ETF”) at market price (not NAV) in the secondary market throughout the trading day. These shares are not individually available for direct purchase from or direct redemption to the ETF. Market price returns are typically based upon the official closing price of the Fund’s shares. These returns do not represent investors’ returns had they traded shares at other times. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Information showing the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads for various time periods is available by visiting the Fund’s website at www.franklintempleton.com.

As of the Fund’s current prospectus dated August 1, 2023, the gross total annual fund operating expense ratio for the Fund was 0.49%.

The management agreement between Legg Mason ETF Investment Trust (the “Trust”) on behalf of the Fund and Franklin Templeton Fund Advisor, LLC (the “manager” or “FTFA”) (the “Management Agreement”) provides that FTFA will pay all operating expenses of the Fund, other than interest expenses, taxes, brokerage expenses, future 12b-1 fees (if any), acquired fund fees and expenses, extraordinary expenses and the management fee payable to FTFA under the Management Agreement. FTFA will also pay all subadvisory fees of the Fund. The manager has agreed to waive and/or reimburse management fees so that the ratio of total annual fund operating expenses will not exceed 0.45% (subject to the same exclusions as the Management Agreement). Total annual fund operating expenses after waiving and/or reimbursing management fees exceed the expense cap as a result of acquired fund fees and expenses. This arrangement cannot be terminated prior to July 31, 2025 without the Board of Trustee’ consent.

* Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions at NAV.

‡ Total return assumes the reinvestment of all distributions at market price, which typically is based upon the official closing price of the Fund’s shares.

Q. What were the leading contributors to performance?

A. The main contributor to the Fund’s relative performance during the reporting period was its overweight exposure to emerging markets (“EM”), mainly due to exposures to EM local currency and U.S. dollar-denominated bonds as certain local rates positions outperformed U.S. Treasuries and U.S. dollar-denominated EM bond spreads tightened. The Fund’s corporate credit exposure was also a significant contributor to results as spreads tightened, mostly due to high-yield credit exposures, though investment-grade credit exposures also contributed to returns.

Q. What were the leading detractors from performance?

A. The most significant detractor from performance was the Fund’s interest rates positioning. In particular, the Fund’s long duration positioning negatively impacted returns as yields rose. This was partially offset by the Fund’s yield curve positioning, as the curve flattened during the reporting period.

The Fund’s exposure to non-U.S. developed markets also detracted from returns as the U.S. dollar strengthened against most currencies. The Fund’s overweight exposure to structured products in aggregate, including non-agency residential mortgages (“NARMBS”), commercial mortgage-backed securities (“CMBS”) and asset-backed securities (“ABS”), was a net detractor from performance mainly due to CMBS as certain bonds were marked down; NARMBS and ABS exposures provided a partial offset as structured product spreads mostly tightened.

Looking for additional information?

The Fund’s daily NAV is available online at www.franklintempleton.com. The Fund is traded under the symbol “WBND” and its closing market price is available on most financial websites. In a continuing effort to provide information concerning the Fund, shareholders may call 877-721-1926 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern time, for the Fund’s current NAV, market price and other information.

Western Asset ETFs 2024 Annual Report	5

Funds overview (cont’d)

Effective March 1, 2024, Michael C. Buchanan joined the Fund as Co-Chief Financial Officer and Nicholas Mastroianni joined as Portfolio Manager.

Thank you for your investment in the Western Asset Total Return ETF. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

April 13, 2024

RISKS: The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset.

Portfolio holdings and breakdowns are as of March 31, 2024 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 23 through 45 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of March 31, 2024 were: corporate bonds & notes (31.1%), mortgage-backed securities (30.28%), U.S. government & agency obligations (11.66%), collateralized mortgage obligations (11.51%), and asset-backed securities (7.10%). The Fund’s portfolio composition is subject to change at any time.

All investments involve risks, including possible loss of principal. Fixed income securities involve interest rate, credit, inflation and reinvestment risks, and possible loss of principal. As interest rates rise, the value of fixed income securities falls. Low-rated, high-yield bonds are subject to greater price volatility, illiquidity and possibility of default. International investments are subject to special risks, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on performance. Leverage increases the volatility of investment returns and subjects investments to magnified losses and a decline in value. Active and frequent trading may increase a shareholder’s tax liability and transaction costs. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. Active management does not ensure gains or protect against market declines. Diversification does not guarantee a profit or protect against a loss. These and other risks are discussed in the Fund’s prospectus.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Bloomberg U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ii

The Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed rate, taxable corporate bond market.

iii

The JPMorgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

iv	Net Asset Value (“NAV”) is calculated by subtracting total liabilities from total assets and dividing the results by the number of shares outstanding.

[v]	Market Price is determined by supply and demand. It is the price at which an investor purchases or sells shares of the Fund. The Market Price may differ from the Fund’s NAV.

6	Western Asset ETFs 2024 Annual Report

Funds at a glance (unaudited)

Western Asset Short Duration Income ETF Investment Breakdown† (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of March 31, 2024 and March 31, 2023 and does not include derivatives, such as futures contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset ETFs 2024 Annual Report	7

Funds at a glance (unaudited) (cont’d)

Western Asset Total Return ETF Investment Breakdown† (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of March 31, 2024 and March 31, 2023 and does not include derivatives, such as written options, futures contracts, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

8	Western Asset ETFs 2024 Annual Report

Funds expenses (unaudited)

Western Asset Short Duration Income ETF

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, such as brokerage commissions paid on purchases and sales of Fund shares; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

This example is based on an investment of $1,000 invested on October 1, 2023 and held for the six months ended March 31, 2024.

Actual expenses

The table below titled “Based on actual total return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on hypothetical total return” providesinformationabouthypotheticalaccountvaluesandhypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]					Based on hypothetical total return[1]
Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
4.98%	$1,000.00	$1,049.80	0.29%	$1.49	5.00%	$1,000.00	$1,023.55	0.29%	$1.47

[1]	For the six months ended March 31, 2024.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 366.

Western Asset ETFs 2024 Annual Report	9

Funds expenses (unaudited) (cont’d)

Western Asset Total Return ETF

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, such as brokerage commissions paid on purchases and sales of Fund shares; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

This example is based on an investment of $1,000 invested on October 1, 2023 and held for the six months ended March 31, 2024.

Actual expenses

The table below titled “Based on actual total return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on hypothetical total return” providesinformationabouthypotheticalaccountvaluesandhypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]					Based on hypothetical total return[1]
Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
6.63%	$1,000.00	$1,066.30	0.45%	$2.32	5.00%	$1,000.00	$1,022.75	0.45%	$2.28

[1]	For the six months ended March 31, 2024.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 366.

10	Western Asset ETFs 2024 Annual Report

Funds performance (unaudited)

Western Asset Short Duration Income ETF

Net Asset Value
Average annual total returns[1]
Twelve Months Ended 3/31/24	5.96%
Five Years Ended 3/31/24	2.27
Inception date of 2/7/19 through 3/31/24	2.55

Cumulative total returns[1]
Inception date of 2/7/19 through 3/31/24	13.83%

Market Price
Average annual total returns[2]
Twelve Months Ended 3/31/24	6.00%
Five Years Ended 3/31/24	2.21
Inception date of 2/7/19 through 3/31/24	2.57

Cumulative total returns[2]
Inception date of 2/7/19 through 3/31/24	13.92%

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. The returns shown do not reflect the deduction of brokerage commissions or taxes that investors would pay on distributions or the sale of shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Investors buy and sell shares of the Fund at market price, not NAV, in the secondary market throughout the trading day. These shares are not individually available for direct purchase from or direct redemption to the Fund. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and effective July 1, 2020, market price returns typically are based upon the official closing price of the Fund’s shares. Prior to July 1, 2020, market price returns generally were based upon the mid-point between the bid and ask on the Fund’s principal trading market when the Fund’s NAV was determined, which was typically 4:00 p.m. Eastern time (U.S.). Market price performance reported for periods prior to July 1, 2020 continue to reflect market prices calculated based upon the mid-point between the bid and ask on the Fund’s principal trading market typically as of 4:00 p.m. Eastern time (U.S.). These returns do not represent investors’ returns had they traded shares at other times. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other exchange-traded funds, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessment of the underlying value of the Fund’s portfolio securities.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at market price.

Western Asset ETFs 2024 Annual Report	11

Funds performance (unaudited) (cont’d)

Western Asset Short Duration Income ETF

Historical performance

Value of $10,000 invested in

Western Asset Short Duration Income ETF vs. Bloomberg U.S. Corporate 1-3 Year Index‡ and Bloomberg U.S. Corporate 1-5 Year Index† — February 7, 2019 - March 31, 2024

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. The returns shown do not reflect the deduction of brokerage commissions or taxes that investors would pay on distributions or the sale of shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in the Western Asset Short Duration Income ETF on February 7, 2019 (inception date), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through March 31, 2024. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg U.S. Corporate 1-3 Year Index and Bloomberg U.S. Corporate 1-5 Year Index (each an “Index” and together, the “Indices”). The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund. The Bloomberg U.S. Corporate 1-3 Year Index and Bloomberg U.S. Corporate 1-5 Year Index are an unmanaged Indices that measures the performance of the investment grade, fixed-rate, taxable 1-3 year and 1-5 year maturity corporate bond market respectively. It includes U.S. dollar-denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers. The Indices are not subject to the same management and trading expenses as a fund. The Indices are statistical composite that tracks a specified financial market, sector, or rules based investment process. Unlike a fund, an Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Investors cannot invest directly in the index and unmanaged index returns do not reflect any fees, expenses or sales charges. Please note that an investor cannot invest directly in the index.

‡

Effective August 1, 2023, the Bloomberg U.S. Corporate 1-3 Year Index replaced the Bloomberg U.S. Corporate 1-5 Year Index as the fund’s benchmark index to better align with the fund’s principal investment strategies.

12	Western Asset ETFs 2024 Annual Report

Funds performance (unaudited) (cont’d)

Western Asset Total Return ETF

Net Asset Value
Average annual total returns[1]
Twelve Months Ended 3/31/24	1.13%
Five Years Ended 3/31/24	-0.98
Inception date of 10/3/18 through 3/31/24	0.11

Cumulative total returns[1]
Inception date of 10/3/18 through 3/31/24	0.62%

Market Price
Average annual total returns[2]
Twelve Months Ended 3/31/24	1.17%
Five Years Ended 3/31/24	-1.01
Inception date of 10/3/18 through 3/31/24	0.13

Cumulative total returns[2]
Inception date of 10/3/18 through 3/31/24	0.73%

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. The returns shown do not reflect the deduction of brokerage commissions or taxes that investors would pay on distributions or the sale of shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Investors buy and sell shares of the Fund at market price, not NAV, in the secondary market throughout the trading day. These shares are not individually available for direct purchase from or direct redemption to the Fund. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and effective July 1, 2020, market price returns typically are based upon the official closing price of the Fund’s shares. Prior to July 1, 2020, market price returns generally were based upon the mid-point between the bid and ask on the Fund’s principal trading market when the Fund’s NAV was determined, which was typically 4:00 p.m. Eastern time (U.S.). Market price performance reported for periods prior to July 1, 2020 continue to reflect market prices calculated based upon the mid-point between the bid and ask on the Fund’s principal trading market typically as of 4:00 p.m. Eastern time (U.S.). These returns do not represent investors’ returns had they traded shares at other times. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other exchange-traded funds, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessment of the underlying value of the Fund’s portfolio securities.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at market price.

Western Asset ETFs 2024 Annual Report	13

Funds performance (unaudited) (cont’d)

Western Asset Total Return ETF

Historical performance

Value of $10,000 invested in

Western Asset Total Return ETF vs. Bloomberg U.S. Aggregate Index† — October 3, 2018 - March 31, 2024

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. The returns shown do not reflect the deduction of brokerage commissions or taxes that investors would pay on distributions or the sale of shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in the Western Asset Total Return ETF on October 3, 2018 (inception date), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through March 31, 2024. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg U.S. Aggregate Index. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund. The Bloomberg U.S. Aggregate Index (the “Index”) is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Index is not subject to the same management and trading expenses as a fund. An index is a statistical composite that tracks a specified financial market, sector, or rules-based investment process. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

14	Western Asset ETFs 2024 Annual Report

Schedules of investments

March 31, 2024

Western Asset Short Duration Income ETF

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 83.3%
Communication Services — 2.8%
Entertainment — 0.2%
Warnermedia Holdings Inc., Senior Notes	6.412%	3/15/26	$10,000	$10,000
Warnermedia Holdings Inc., Senior Notes	3.755%	3/15/27	10,000	9,543
Total Entertainment				19,543
Media — 2.0%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.500%	5/1/26	150,000	147,711	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.050%	3/30/29	60,000	57,853
Discovery Communications LLC., Senior Notes	4.900%	3/11/26	10,000	9,901
Total Media				215,465
Wireless Telecommunication Services — 0.6%
Sprint LLC, Senior Notes	7.125%	6/15/24	50,000	50,086
T-Mobile USA Inc., Senior Notes	3.500%	4/15/25	20,000	19,608
Total Wireless Telecommunication Services				69,694
Total Communication Services				304,702
Consumer Discretionary — 15.9%
Automobile Components — 2.3%
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	250,000	246,899	(a)
Automobiles — 5.9%
Ford Motor Credit Co. LLC, Senior Notes	3.664%	9/8/24	200,000	197,947
Ford Motor Credit Co. LLC, Senior Notes	2.700%	8/10/26	200,000	186,427
General Motors Co., Senior Notes	6.125%	10/1/25	100,000	100,841
Nissan Motor Acceptance Co. LLC, Senior Notes	2.000%	3/9/26	40,000	37,040	(a)
Nissan Motor Acceptance Co. LLC, Senior Notes	6.950%	9/15/26	10,000	10,269	(a)
Nissan Motor Acceptance Co. LLC, Senior Notes	1.850%	9/16/26	110,000	99,534	(a)
Total Automobiles				632,058
Broadline Retail — 0.3%
Nordstrom Inc., Senior Notes	2.300%	4/8/24	30,000	29,919
Hotels, Restaurants & Leisure — 6.1%
Genting New York LLC/GENNY Capital Inc., Senior Notes	3.300%	2/15/26	200,000	191,918	(a)
Las Vegas Sands Corp., Senior Notes	3.200%	8/8/24	90,000	89,011
Las Vegas Sands Corp., Senior Notes	2.900%	6/25/25	90,000	86,591
Melco Resorts Finance Ltd., Senior Notes	4.875%	6/6/25	240,000	234,225	(a)
NCL Corp. Ltd., Senior Notes	3.625%	12/15/24	50,000	49,262	(a)
Royal Caribbean Cruises Ltd., Senior Notes	6.250%	3/15/32	10,000	10,079	(a)
Total Hotels, Restaurants & Leisure				661,086
Household Durables — 0.4%
DR Horton Inc., Senior Notes	2.500%	10/15/24	30,000	29,498
Newell Brands Inc., Senior Notes	4.000%	12/1/24	10,000	9,844
Total Household Durables				39,342
Textiles, Apparel & Luxury Goods — 0.9%
Tapestry Inc., Senior Notes	7.050%	11/27/25	100,000	102,058
Total Consumer Discretionary				1,711,362

See Notes to Financial Statements.

Western Asset ETFs 2024 Annual Report	15

Schedules of investments (cont’d)

March 31, 2024

Western Asset Short Duration Income ETF

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Consumer Staples — 0.1%
Tobacco — 0.1%
BAT Capital Corp., Senior Notes	6.000%	2/20/34	$10,000	$10,126
Energy — 12.1%
Oil, Gas & Consumable Fuels — 12.1%
Antero Midstream Partners LP/Antero Midstream Finance Corp., Senior Notes	7.875%	5/15/26	10,000	10,209	(a)
Antero Midstream Partners LP/Antero Midstream Finance Corp., Senior Notes	6.625%	2/1/32	50,000	50,218	(a)
Apache Corp., Senior Notes	7.950%	4/15/26	20,000	20,697
Berry Petroleum Co. LLC, Senior Notes	7.000%	2/15/26	140,000	138,200	(a)
BP Capital Markets PLC, Senior Notes (6.450% to 3/1/34 then 5 year Treasury Constant Maturity Rate + 2.153%)	6.450%	12/1/33	20,000	20,712	(b)(c)
Cimarex Energy Co., Senior Notes	4.375%	3/15/29	20,000	17,796
Columbia Pipelines Holding Co. LLC, Senior Notes	6.055%	8/15/26	40,000	40,437	(a)
Continental Resources Inc., Senior Notes	3.800%	6/1/24	10,000	9,960
Continental Resources Inc., Senior Notes	2.268%	11/15/26	10,000	9,205	(a)
Coterra Energy Inc., Senior Notes	4.375%	3/15/29	10,000	9,627
Devon Energy Corp., Senior Notes	5.850%	12/15/25	30,000	30,163
Devon Energy Corp., Senior Notes	5.250%	10/15/27	30,000	30,025
Devon Energy Corp., Senior Notes	5.875%	6/15/28	12,000	12,062
Devon OEI Operating LLC, Senior Notes	7.500%	9/15/27	20,000	20,874
El Paso Natural Gas Co. LLC, Senior Notes	7.500%	11/15/26	10,000	10,471
Energy Transfer LP, Junior Subordinated Notes (8.000% to 5/15/29 then 5 year Treasury Constant Maturity Rate + 4.020%)	8.000%	5/15/54	30,000	31,466	(c)
Energy Transfer LP, Senior Notes	8.000%	4/1/29	100,000	103,794	(a)
Enterprise Products Operating LLC, Senior Notes (3 mo. Term SOFR + 3.248%)	8.573%	8/16/77	160,000	159,696	(c)
Enterprise Products Operating LLC, Senior Notes (5.250% to 8/16/27 then 3 mo. Term SOFR + 3.295%)	5.250%	8/16/77	10,000	9,489	(c)
Enterprise Products Operating LLC, Senior Notes (5.375% to 2/15/28 then 3 mo. Term SOFR + 2.832%)	5.375%	2/15/78	80,000	74,558	(c)
EQM Midstream Partners LP, Senior Notes	7.500%	6/1/27	110,000	112,793	(a)
EQT Corp., Senior Notes	3.125%	5/15/26	50,000	47,386	(a)
EQT Corp., Senior Notes	3.900%	10/1/27	10,000	9,505
Northwest Pipeline LLC, Senior Notes	7.125%	12/1/25	20,000	20,231
Occidental Petroleum Corp., Senior Notes	6.950%	7/1/24	6,000	6,009
Occidental Petroleum Corp., Senior Notes	5.550%	3/15/26	60,000	60,221
Occidental Petroleum Corp., Senior Notes	3.400%	4/15/26	20,000	19,249
Occidental Petroleum Corp., Senior Notes	6.375%	9/1/28	40,000	41,538
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	4.125%	2/15/28	10,000	9,536	(a)
Permian Resources Operating LLC, Senior Notes	5.375%	1/15/26	50,000	49,425	(a)
Petroleos Mexicanos, Senior Notes	6.875%	10/16/25	60,000	59,223
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.875%	1/15/29	20,000	20,579
Western Midstream Operating LP, Senior Notes	3.950%	6/1/25	20,000	19,587
Western Midstream Operating LP, Senior Notes	4.050%	2/1/30	20,000	18,661
Total Energy				1,303,602

See Notes to Financial Statements.

16	Western Asset ETFs 2024 Annual Report

Western Asset Short Duration Income ETF

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Financials — 29.6%
Banks — 18.1%
Banco Santander SA, Senior Notes (4.175% to 3/24/27 then 1 year Treasury Constant Maturity Rate + 2.000%)	4.175%	3/24/28	$200,000	$192,772	(c)
Bank of America Corp., Senior Notes (1.319% to 6/19/25 then SOFR + 1.150%)	1.319%	6/19/26	80,000	76,045	(c)
Bank of America Corp., Senior Notes (1.530% to 12/6/24 then SOFR + 0.650%)	1.530%	12/6/25	50,000	48,595	(c)
Bank of America Corp., Senior Notes (1.734% to 7/22/26 then SOFR + 0.960%)	1.734%	7/22/27	130,000	119,853	(c)
BNP Paribas SA, Junior Subordinated Notes (7.750% to 8/16/29 then 5 year Treasury Constant Maturity Rate + 4.899%)	7.750%	8/16/29	200,000	204,737	(a)(b)(c)
Citigroup Inc., Senior Notes (0.981% to 5/1/24 then SOFR + 0.669%)	0.981%	5/1/25	40,000	39,825	(c)
Citigroup Inc., Senior Notes (1.281% to 11/3/24 then SOFR + 0.528%)	1.281%	11/3/25	20,000	19,456	(c)
Citigroup Inc., Senior Notes (1.462% to 6/9/26 then SOFR + 0.770%)	1.462%	6/9/27	90,000	82,668	(c)
Danske Bank A/S, Senior Notes (0.976% to 9/10/24 then 1 year Treasury Constant Maturity Rate + 0.550%)	0.976%	9/10/25	200,000	195,550	(a)(c)
Danske Bank A/S, Senior Notes (3.244% to 12/20/24 then 3 mo. USD LIBOR + 1.591%)	3.244%	12/20/25	200,000	196,027	(a)(c)
HSBC Holdings PLC, Senior Notes (0.976% to 5/24/24 then SOFR + 0.708%)	0.976%	5/24/25	200,000	198,461	(c)
Intesa Sanpaolo SpA, Subordinated Notes	5.017%	6/26/24	200,000	199,339	(a)
JPMorgan Chase & Co., Senior Notes (1.578% to 4/22/26 then SOFR + 0.885%)	1.578%	4/22/27	30,000	27,813	(c)
Swedbank AB, Senior Notes	6.136%	9/12/26	200,000	202,660	(a)
Truist Bank, Senior Notes	4.050%	11/3/25	70,000	68,713
Truist Financial Corp., Senior Notes (6.047% to 6/8/26 then SOFR + 2.050%)	6.047%	6/8/27	20,000	20,270	(c)
Wells Fargo & Co., Senior Notes (5.574% to 7/25/28 then SOFR + 1.740%)	5.574%	7/25/29	50,000	50,593	(c)
Total Banks				1,943,377
Capital Markets — 6.4%
Charles Schwab Corp., Senior Notes (5.643% to 5/19/28 then SOFR + 2.210%)	5.643%	5/19/29	30,000	30,455	(c)
Credit Suisse AG AT1 Claim	—	—	200,000	22,000	*(d)
Goldman Sachs Group Inc., Senior Notes (0.855% to 2/12/25 then SOFR + 0.609%)	0.855%	2/12/26	40,000	38,315	(c)
Goldman Sachs Group Inc., Senior Notes (1.093% to 12/9/25 then SOFR + 0.789%)	1.093%	12/9/26	80,000	74,318	(c)
Goldman Sachs Group Inc., Senior Notes (1.948% to 10/21/26 then SOFR + 0.913%)	1.948%	10/21/27	80,000	73,538	(c)
Morgan Stanley, Senior Notes (0.985% to 12/10/25 then SOFR + 0.720%)	0.985%	12/10/26	40,000	37,059	(c)
Morgan Stanley, Senior Notes (1.512% to 7/20/26 then SOFR + 0.858%)	1.512%	7/20/27	20,000	18,356	(c)
Morgan Stanley, Senior Notes (1.593% to 5/4/26 then SOFR + 0.879%)	1.593%	5/4/27	60,000	55,499	(c)
Morgan Stanley, Senior Notes (2.188% to 4/28/25 then SOFR + 1.990%)	2.188%	4/28/26	70,000	67,533	(c)
UBS Group AG, Senior Notes (2.193% to 6/5/25 then SOFR + 2.044%)	2.193%	6/5/26	280,000	268,447	(a)(c)
Total Capital Markets				685,520
Financial Services — 2.6%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	2.450%	10/29/26	150,000	139,299
Element Fleet Management Corp., Senior Notes	1.600%	4/6/24	10,000	9,995	(a)
GA Global Funding Trust, Secured Notes	1.000%	4/8/24	20,000	19,980	(a)
NMI Holdings Inc., Senior Secured Notes	7.375%	6/1/25	50,000	50,501	(a)
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer Inc., Senior Notes	2.875%	10/15/26	70,000	64,675	(a)
Total Financial Services				284,450
Insurance — 1.9%
AmFam Holdings Inc., Senior Notes	2.805%	3/11/31	90,000	68,702	(a)
National General Holdings Corp., Senior Notes	6.750%	5/15/24	40,000	40,016	(a)

See Notes to Financial Statements.

Western Asset ETFs 2024 Annual Report	17

Schedules of investments (cont’d)

March 31, 2024

Western Asset Short Duration Income ETF

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Insurance — continued
Reliance Standard Life Global Funding II, Secured Notes	2.500%	10/30/24	$70,000	$68,629	(a)
Reliance Standard Life Global Funding II, Secured Notes	2.750%	1/21/27	30,000	27,596	(a)
Total Insurance				204,943
Mortgage Real Estate Investment Trusts (REITs) — 0.6%
Starwood Property Trust Inc., Senior Notes	3.750%	12/31/24	40,000	39,224	(a)
Starwood Property Trust Inc., Senior Notes	3.625%	7/15/26	30,000	28,148	(a)
Total Mortgage Real Estate Investment Trusts (REITs)				67,372
Total Financials				3,185,662
Health Care — 1.1%
Health Care Providers & Services — 1.1%
Bon Secours Mercy Health Inc., Secured Notes	3.464%	6/1/30	10,000	9,252
Centene Corp., Senior Notes	4.625%	12/15/29	30,000	28,481
CommonSpirit Health, Senior Secured Notes	2.782%	10/1/30	10,000	8,674
HCA Inc., Senior Notes	7.690%	6/15/25	40,000	40,477
HCA Inc., Senior Notes	5.600%	4/1/34	30,000	30,208
Total Health Care				117,092
Industrials — 12.5%
Aerospace & Defense — 1.0%
Boeing Co., Senior Notes	4.875%	5/1/25	30,000	29,667
Howmet Aerospace Inc., Senior Notes	6.875%	5/1/25	30,000	30,333
TransDigm Inc., Senior Secured Notes	6.375%	3/1/29	50,000	50,155	(a)
Total Aerospace & Defense				110,155
Commercial Services & Supplies — 1.5%
Element Fleet Management Corp., Senior Notes	5.643%	3/13/27	30,000	30,093	(a)
GFL Environmental Inc., Senior Secured Notes	5.125%	12/15/26	130,000	127,727	(a)
Total Commercial Services & Supplies				157,820
Electrical Equipment — 0.4%
Regal Rexnord Corp., Senior Notes	6.050%	2/15/26	40,000	40,206	(a)
Passenger Airlines — 7.5%
Air Canada Pass-Through Trust	4.125%	5/15/25	41,845	40,904	(a)
Air Canada Pass-Through Trust	4.750%	5/15/25	38,800	37,685	(a)
Alaska Airlines Inc. Pass-Through Trust	4.800%	8/15/27	7,256	7,077	(a)
American Airlines Group Inc. Pass-Through Trust	4.950%	2/15/25	41,772	41,174
American Airlines Inc., Senior Secured Notes	7.250%	2/15/28	50,000	50,777	(a)
American Airlines Inc./AAdvantage Loyalty IP Ltd., Senior Secured Notes	5.500%	4/20/26	45,000	44,694	(a)
British Airways Pass-Through Trust	3.350%	6/15/29	117,554	108,189	(a)
Continental Airlines Pass-Through Trust	4.000%	10/29/24	5,028	4,966
Delta Air Lines Inc./SkyMiles IP Ltd., Senior Secured Notes	4.500%	10/20/25	96,250	95,271	(a)
Delta Air Lines Inc./SkyMiles IP Ltd., Senior Secured Notes	4.750%	10/20/28	20,000	19,561	(a)
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., Senior Secured Notes	8.000%	9/20/25	30,000	22,774	(a)
United Airlines Inc., Senior Secured Notes	4.375%	4/15/26	40,000	38,669	(a)
United Airlines Pass-Through Trust	4.875%	1/15/26	33,360	32,824
United Airlines Pass-Through Trust	5.800%	1/15/36	40,000	40,672
US Airways Pass-Through Trust	5.900%	10/1/24	156,337	156,046

See Notes to Financial Statements.

18	Western Asset ETFs 2024 Annual Report

Western Asset Short Duration Income ETF

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Passenger Airlines — continued
US Airways Pass-Through Trust	4.625%	6/3/25	$30,906	$30,393
US Airways Pass-Through Trust	3.950%	11/15/25	37,919	37,009
Total Passenger Airlines				808,685
Trading Companies & Distributors — 2.1%
Air Lease Corp., Senior Notes	5.850%	12/15/27	40,000	40,617
Aviation Capital Group LLC, Senior Notes	4.125%	8/1/25	190,000	184,983	(a)
Total Trading Companies & Distributors				225,600
Total Industrials				1,342,466
Information Technology — 2.4%
Electronic Equipment, Instruments & Components — 0.9%
TD SYNNEX Corp., Senior Notes	1.250%	8/9/24	80,000	78,703
Vontier Corp., Senior Notes	1.800%	4/1/26	20,000	18,560
Total Electronic Equipment, Instruments & Components				97,263
IT Services — 1.3%
Shift4 Payments LLC/Shift4 Payments Finance Sub Inc., Senior Notes	4.625%	11/1/26	140,000	135,359	(a)
Semiconductors & Semiconductor Equipment — 0.2%
Micron Technology Inc., Senior Notes	6.750%	11/1/29	20,000	21,467
Total Information Technology				254,089
Materials — 1.4%
Containers & Packaging — 0.1%
Graphic Packaging International LLC, Senior Secured Notes	1.512%	4/15/26	10,000	9,268	(a)
Metals & Mining — 1.3%
ArcelorMittal SA, Senior Notes	6.550%	11/29/27	10,000	10,376
Freeport-McMoRan Inc., Senior Notes	4.375%	8/1/28	50,000	48,039
Glencore Funding LLC, Senior Notes	1.625%	9/1/25	20,000	18,930	(a)
Hudbay Minerals Inc., Senior Notes	4.500%	4/1/26	40,000	38,746	(a)
Yamana Gold Inc., Senior Notes	4.625%	12/15/27	20,000	19,123
Total Metals & Mining				135,214
Total Materials				144,482
Real Estate — 1.8%
Retail REITs — 1.8%
WEA Finance LLC/Westfield UK & Europe Finance PLC, Senior Notes	3.750%	9/17/24	200,000	197,386	(a)
Utilities — 3.6%
Electric Utilities — 3.6%
Edison International, Senior Notes	4.950%	4/15/25	80,000	79,356
Enel Finance International NV, Senior Notes	6.800%	10/14/25	200,000	203,995	(a)
FirstEnergy Pennsylvania Electric Co., Senior Notes	5.150%	3/30/26	10,000	9,917	(a)
NRG Energy Inc., Senior Secured Notes	2.450%	12/2/27	60,000	53,932	(a)
Pacific Gas and Electric Co., First Mortgage Bonds	2.100%	8/1/27	30,000	27,011
Pacific Gas and Electric Co., First Mortgage Bonds	3.000%	6/15/28	10,000	9,134
Toledo Edison Co., First Mortgage Bonds	2.650%	5/1/28	8,000	7,147	(a)
Total Utilities				390,492
Total Corporate Bonds & Notes (Cost — $9,010,311)				8,961,461
Asset-Backed Securities — 6.8%
CIFC Funding Ltd., 2017-2A BR (3 mo. Term SOFR + 1.762%)	7.079%	4/20/30	250,000	250,350	(a)(c)

See Notes to Financial Statements.

Western Asset ETFs 2024 Annual Report	19

Schedules of investments (cont’d)

March 31, 2024

Western Asset Short Duration Income ETF

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Halcyon Loan Advisors Funding Ltd., 2017-2A A2 (3 mo. Term SOFR + 1.962%)	7.278%	1/17/30	$250,000	$250,268	(a)(c)
Navient Private Education Refi Loan Trust, 2020-DA A	1.690%	5/15/69	23,980	21,884	(a)
Neuberger Berman Loan Advisers CLO Ltd., 2021-42A A (3 mo. Term SOFR + 1.362%)	6.676%	7/16/35	210,000	210,121	(a)(c)
Total Asset-Backed Securities (Cost — $729,358)				732,623
Collateralized Mortgage Obligations(e) — 3.5%
BRAVO Residential Funding Trust, 2023-NQM5 A1	6.505%	6/25/63	91,831	92,487	(a)
CRSO Trust, 2023-BRND A	7.121%	7/10/40	30,000	31,434	(a)
Federal National Mortgage Association (FNMA) — CAS, 2023-R08 1M1 (30 Day Average SOFR + 1.500%)	6.820%	10/25/43	18,091	18,169	(a)(c)
Federal National Mortgage Association (FNMA) — CAS, 2023-R08 1M2 (30 Day Average SOFR + 2.500%)	7.820%	10/25/43	20,000	20,510	(a)(c)
GS Mortgage Securities Corp., 2023-SHIP A	4.322%	9/10/38	100,000	97,169	(a)(c)
MIC Trust, 2023-MIC A	8.437%	12/5/38	20,000	20,753	(a)(c)
OBX Trust, 2023-NQM7 A1	6.844%	4/25/63	92,885	93,906	(a)
Total Collateralized Mortgage Obligations (Cost — $370,195)				374,428
U.S. Government & Agency Obligations — 1.1%
U.S. Government Obligations — 1.1%
U.S. Treasury Notes	4.750%	7/31/25	20,000	19,965
U.S. Treasury Notes	4.750%	11/15/26	30,000	30,097
U.S. Treasury Notes	4.875%	10/31/28	40,000	41,005
U.S. Treasury Notes	3.750%	12/31/28	30,000	29,360
Total U.S. Government & Agency Obligations (Cost — $120,474)				120,427
Sovereign Bonds — 0.1%
Argentina — 0.1%
Argentine Republic Government International Bond, Senior Notes	1.000%	7/9/29	4,718	2,540
Provincia de Buenos Aires/Government Bonds, Senior Notes, Step bond (6.375% to 9/1/24 then 6.625%)	6.375%	9/1/37	18,260	7,440	(a)
Provincia de Buenos Aires/Government Bonds, Senior Notes, Step bond (6.375% to 9/1/24 then 6.625%)	6.375%	9/1/37	9,817	4,000	(f)
Total Sovereign Bonds (Cost — $14,152)				13,980
Senior Loans — 0.1%
Industrials — 0.1%
Passenger Airlines — 0.1%
Delta Air Lines Inc., Initial Term Loan (3 mo. Term SOFR + 3.750%) (Cost — $7,458)	9.068%	10/20/27	7,500	7,728	(c)(g)(h)
Total Investments before Short-Term Investments (Cost — $10,251,948)				10,210,647

			Shares
Short-Term Investments — 3.6%
BNY Mellon Cash Reserve Fund (Cost — $391,279)	2.200%		391,279	391,279	(i)
Total Investments — 98.5% (Cost — $10,643,227)				10,601,926
Other Assets in Excess of Liabilities — 1.5%				159,774
Total Net Assets — 100.0%				$10,761,700

See Notes to Financial Statements.

20	Western Asset ETFs 2024 Annual Report

Western Asset Short Duration Income ETF

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)	Security has no maturity date. The date shown represents the next call date.

(c)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(d)	Security is fair valued in accordance with procedures approved by the Board of Trustees (Note 1).

(e)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(f)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(g)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(h)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(i)	Rate shown is one-day yield as of the end of the reporting period.

Abbreviation(s) used in this schedule:

CAS	— Connecticut Avenue Securities

CLO	— Collateralized Loan Obligation

LIBOR	— London Interbank Offered Rate

SOFR	— Secured Overnight Financing Rate

USD	— United States Dollar

At March 31, 2024, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury 2-Year Notes	19	6/24	$3,892,270	$3,885,203	$(7,067)
U.S. Treasury Ultra 10-Year Notes	3	6/24	341,060	343,828	2,768
					(4,299)
Contracts to Sell:
U.S. Treasury 10-Year Notes	1	6/24	110,124	110,797	(673)
U.S. Treasury Long-Term Bonds	1	6/24	119,000	120,437	(1,437)
U.S. Treasury Ultra Long-Term Bonds	1	6/24	126,995	129,000	(2,005)
					(4,115)
Net unrealized depreciation on open futures contracts					$(8,414)

See Notes to Financial Statements.

Western Asset ETFs 2024 Annual Report	21

Schedules of investments (cont’d)

March 31, 2024

Western Asset Total Return ETF

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 31.1%
Communication Services — 2.6%
Diversified Telecommunication Services — 0.5%
AT&T Inc., Senior Notes	2.550%	12/1/33	10,000	$8,010
AT&T Inc., Senior Notes	5.350%	9/1/40	10,000	9,788
AT&T Inc., Senior Notes	5.550%	8/15/41	10,000	10,083
AT&T Inc., Senior Notes	3.500%	9/15/53	20,000	14,110
AT&T Inc., Senior Notes	3.550%	9/15/55	7,000	4,895
AT&T Inc., Senior Notes	3.650%	9/15/59	20,000	13,924
Verizon Communications Inc., Senior Notes	3.150%	3/22/30	20,000	18,082
Verizon Communications Inc., Senior Notes	1.750%	1/20/31	60,000	48,704
Verizon Communications Inc., Senior Notes	2.550%	3/21/31	27,000	23,067
Verizon Communications Inc., Senior Notes	4.500%	8/10/33	40,000	38,252
Verizon Communications Inc., Senior Notes	3.400%	3/22/41	30,000	23,448
Total Diversified Telecommunication Services				212,363
Entertainment — 0.2%
Warnermedia Holdings Inc., Senior Notes	6.412%	3/15/26	10,000	10,000
Warnermedia Holdings Inc., Senior Notes	3.755%	3/15/27	40,000	38,173
Warnermedia Holdings Inc., Senior Notes	4.054%	3/15/29	10,000	9,362
Warnermedia Holdings Inc., Senior Notes	5.050%	3/15/42	10,000	8,595
Warnermedia Holdings Inc., Senior Notes	5.141%	3/15/52	10,000	8,300
Total Entertainment				74,430
Media — 1.4%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.500%	8/15/30	40,000	33,522	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.250%	2/1/31	28,000	22,866	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	90,000	88,905
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.050%	3/30/29	130,000	125,349
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.375%	4/1/38	20,000	17,374
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	3.500%	3/1/42	40,000	26,689
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.800%	3/1/50	20,000	14,804
Comcast Corp., Senior Notes	3.750%	4/1/40	10,000	8,312
Comcast Corp., Senior Notes	4.000%	8/15/47	10,000	8,110
Comcast Corp., Senior Notes	3.969%	11/1/47	20,000	16,076
Comcast Corp., Senior Notes	3.450%	2/1/50	10,000	7,313
Comcast Corp., Senior Notes	2.800%	1/15/51	20,000	12,796
Comcast Corp., Senior Notes	2.887%	11/1/51	20,000	12,982
DISH DBS Corp., Senior Notes	5.875%	11/15/24	120,000	114,975
Fox Corp., Senior Notes	6.500%	10/13/33	20,000	21,184
Time Warner Cable LLC, Senior Secured Notes	6.550%	5/1/37	10,000	9,453
Total Media				540,710
Wireless Telecommunication Services — 0.5%
Rogers Communications Inc., Senior Notes	5.300%	2/15/34	20,000	19,822

See Notes to Financial Statements.

22	Western Asset ETFs 2024 Annual Report

Western Asset Total Return ETF

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Wireless Telecommunication Services — continued
T-Mobile USA Inc., Senior Notes	2.250%	2/15/26	10,000	$9,462
T-Mobile USA Inc., Senior Notes	3.750%	4/15/27	50,000	48,155
T-Mobile USA Inc., Senior Notes	3.875%	4/15/30	50,000	46,839
T-Mobile USA Inc., Senior Notes	2.550%	2/15/31	40,000	34,073
T-Mobile USA Inc., Senior Notes	5.150%	4/15/34	20,000	19,933
Total Wireless Telecommunication Services				178,284
Total Communication Services				1,005,787
Consumer Discretionary — 3.9%
Automobiles — 1.3%
Ford Motor Co., Senior Notes	3.250%	2/12/32	50,000	41,590
Ford Motor Credit Co. LLC, Senior Notes	4.000%	11/13/30	200,000	178,571
General Motors Co., Senior Notes	6.125%	10/1/25	10,000	10,084
General Motors Co., Senior Notes	5.600%	10/15/32	20,000	20,240
General Motors Co., Senior Notes	5.950%	4/1/49	10,000	9,860
Nissan Motor Co. Ltd., Senior Notes	4.345%	9/17/27	240,000	228,159	(a)
Total Automobiles				488,504
Broadline Retail — 0.6%
Amazon.com Inc., Senior Notes	3.600%	4/13/32	20,000	18,626
Amazon.com Inc., Senior Notes	3.875%	8/22/37	50,000	45,137
Amazon.com Inc., Senior Notes	4.050%	8/22/47	30,000	26,140
Amazon.com Inc., Senior Notes	3.100%	5/12/51	50,000	35,910
Prosus NV, Senior Notes	3.832%	2/8/51	200,000	123,099	(a)
Total Broadline Retail				248,912
Hotels, Restaurants & Leisure — 1.9%
Caesars Entertainment Inc., Senior Secured Notes	7.000%	2/15/30	10,000	10,265	(a)
Caesars Entertainment Inc., Senior Secured Notes	6.500%	2/15/32	10,000	10,088	(a)
Hilton Domestic Operating Co. Inc., Senior Notes	6.125%	4/1/32	10,000	10,042	(a)
Las Vegas Sands Corp., Senior Notes	3.200%	8/8/24	10,000	9,890
Las Vegas Sands Corp., Senior Notes	2.900%	6/25/25	50,000	48,106
Las Vegas Sands Corp., Senior Notes	3.900%	8/8/29	10,000	9,101
McDonald’s Corp., Senior Notes	4.450%	9/1/48	20,000	17,539
McDonald’s Corp., Senior Notes	4.200%	4/1/50	30,000	25,051
NCL Corp. Ltd., Senior Notes	5.875%	3/15/26	90,000	88,844	(a)
NCL Corp. Ltd., Senior Secured Notes	8.125%	1/15/29	20,000	21,164	(a)
Royal Caribbean Cruises Ltd., Senior Notes	7.250%	1/15/30	40,000	41,559	(a)
Sands China Ltd., Senior Notes	5.125%	8/8/25	200,000	197,299
Sands China Ltd., Senior Notes	2.300%	3/8/27	200,000	181,138
VOC Escrow Ltd., Senior Secured Notes	5.000%	2/15/28	50,000	48,104	(a)
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., Senior Notes	7.125%	2/15/31	10,000	10,349	(a)
Total Hotels, Restaurants & Leisure				728,539
Household Durables — 0.1%
Lennar Corp., Senior Notes	4.500%	4/30/24	10,000	9,988
MDC Holdings Inc., Senior Notes	6.000%	1/15/43	10,000	10,159
Total Household Durables				20,147

See Notes to Financial Statements.

Western Asset ETFs 2024 Annual Report	23

Schedules of investments (cont’d)

March 31, 2024

Western Asset Total Return ETF

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Specialty Retail — 0.0%††
Home Depot Inc., Senior Notes	3.350%	4/15/50	20,000	$14,681
Total Consumer Discretionary				1,500,783
Consumer Staples — 0.9%
Beverages — 0.2%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide Inc., Senior Notes	3.650%	2/1/26	3,000	2,932
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.750%	1/23/29	10,000	9,997
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.439%	10/6/48	40,000	35,591
Constellation Brands Inc., Senior Notes	4.350%	5/9/27	10,000	9,791
Total Beverages				58,311
Food Products — 0.1%
Kraft Heinz Foods Co., Senior Notes	4.375%	6/1/46	10,000	8,446
Kraft Heinz Foods Co., Senior Notes	4.875%	10/1/49	10,000	9,049
Mars Inc., Senior Notes	3.200%	4/1/30	20,000	18,196	(a)
Mars Inc., Senior Notes	3.200%	4/1/30	10,000	9,098	(b)
Total Food Products				44,789
Personal Care Products — 0.0%††
Kenvue Inc., Senior Notes	4.900%	3/22/33	10,000	9,992
Tobacco — 0.6%
Altria Group Inc., Senior Notes	2.450%	2/4/32	10,000	8,115
Altria Group Inc., Senior Notes	6.875%	11/1/33	20,000	21,757
Altria Group Inc., Senior Notes	5.375%	1/31/44	10,000	9,850
Altria Group Inc., Senior Notes	3.875%	9/16/46	30,000	22,470
Altria Group Inc., Senior Notes	5.950%	2/14/49	90,000	91,596
BAT Capital Corp., Senior Notes	3.557%	8/15/27	16,000	15,151
BAT Capital Corp., Senior Notes	3.734%	9/25/40	30,000	22,232
BAT Capital Corp., Senior Notes	4.540%	8/15/47	10,000	7,721
Philip Morris International Inc., Senior Notes	4.875%	2/13/29	10,000	9,936
Philip Morris International Inc., Senior Notes	5.250%	2/13/34	10,000	9,911
Total Tobacco				218,739
Total Consumer Staples				331,831
Energy — 5.3%
Oil, Gas & Consumable Fuels — 5.3%
BP Capital Markets America Inc., Senior Notes	3.633%	4/6/30	30,000	28,258
Cameron LNG LLC, Senior Secured Notes	2.902%	7/15/31	30,000	25,754	(a)
Cheniere Energy Inc., Senior Notes	4.625%	10/15/28	20,000	19,379
Cheniere Energy Partners LP, Senior Notes	3.250%	1/31/32	10,000	8,518
Chesapeake Energy Corp., Senior Notes	5.500%	2/1/26	50,000	49,682	(a)
Columbia Pipelines Operating Co. LLC, Senior Notes	6.036%	11/15/33	50,000	51,802	(a)
Continental Resources Inc., Senior Notes	2.268%	11/15/26	20,000	18,411	(a)
Continental Resources Inc., Senior Notes	5.750%	1/15/31	20,000	19,881	(a)
Coterra Energy Inc., Senior Notes	3.900%	5/15/27	40,000	38,499
Coterra Energy Inc., Senior Notes	4.375%	3/15/29	40,000	38,508
Devon Energy Corp., Senior Notes	5.000%	6/15/45	80,000	70,983
Diamondback Energy Inc., Senior Notes	3.500%	12/1/29	50,000	46,252
Ecopetrol SA, Senior Notes	5.875%	5/28/45	170,000	126,953

See Notes to Financial Statements.

24	Western Asset ETFs 2024 Annual Report

Western Asset Total Return ETF

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Energy Transfer LP, Junior Subordinated Notes (3 mo. Term SOFR + 4.290%)	9.597%	4/15/24	10,000	$9,957	(c)(d)
Energy Transfer LP, Junior Subordinated Notes (6.750% to 5/15/25 then 5 year Treasury Constant Maturity Rate + 5.134%)	6.750%	5/15/25	110,000	108,095	(c)(d)
Energy Transfer LP, Senior Notes	2.900%	5/15/25	20,000	19,412
Energy Transfer LP, Senior Notes	4.950%	6/15/28	10,000	9,920
Energy Transfer LP, Senior Notes	5.250%	4/15/29	110,000	110,121
Energy Transfer LP, Senior Notes	3.750%	5/15/30	30,000	27,651
Enterprise Products Operating LLC, Senior Notes	4.150%	10/16/28	50,000	48,637
Enterprise Products Operating LLC, Senior Notes	2.800%	1/31/30	50,000	44,815
Enterprise Products Operating LLC, Senior Notes	6.650%	10/15/34	10,000	11,153
Enterprise Products Operating LLC, Senior Notes (5.375% to 2/15/28 then 3 mo. Term SOFR + 2.832%)	5.375%	2/15/78	10,000	9,320	(d)
EOG Resources Inc., Senior Notes	3.900%	4/1/35	10,000	9,105
EOG Resources Inc., Senior Notes	4.950%	4/15/50	20,000	19,025
EQM Midstream Partners LP, Senior Notes	6.000%	7/1/25	70,000	70,089	(a)
EQT Corp., Senior Notes	3.900%	10/1/27	55,000	52,279
EQT Corp., Senior Notes	5.000%	1/15/29	20,000	19,592
EQT Corp., Senior Notes	3.625%	5/15/31	40,000	35,204	(a)
Kinder Morgan Inc., Senior Notes	5.050%	2/15/46	20,000	17,758
MPLX LP, Senior Notes	4.500%	4/15/38	20,000	17,761
MPLX LP, Senior Notes	5.500%	2/15/49	20,000	19,039
Occidental Petroleum Corp., Senior Notes	6.600%	3/15/46	70,000	75,441
ONEOK Inc., Senior Notes	5.800%	11/1/30	10,000	10,302
ONEOK Inc., Senior Notes	6.050%	9/1/33	30,000	31,289
ONEOK Inc., Senior Notes	6.625%	9/1/53	30,000	33,063
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	4.125%	2/15/28	10,000	9,536	(a)
Pioneer Natural Resources Co., Senior Notes	2.150%	1/15/31	30,000	25,240
Shell International Finance BV, Senior Notes	4.375%	5/11/45	10,000	8,942
Southwestern Energy Co., Senior Notes	5.375%	3/15/30	50,000	48,123
Southwestern Energy Co., Senior Notes	4.750%	2/1/32	80,000	73,645
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.000%	1/15/28	10,000	9,857
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.875%	1/15/29	20,000	20,579
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	4.875%	2/1/31	130,000	124,447
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	7.850%	2/1/26	40,000	41,493
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	3.250%	5/15/30	20,000	18,099
Western Midstream Operating LP, Senior Notes	4.500%	3/1/28	10,000	9,664
Western Midstream Operating LP, Senior Notes	4.050%	2/1/30	150,000	139,954
Western Midstream Operating LP, Senior Notes	5.500%	8/15/48	80,000	70,749
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	30,000	33,206
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	40,000	48,120
Total Energy				2,033,562

See Notes to Financial Statements.

Western Asset ETFs 2024 Annual Report	25

Schedules of investments (cont’d)

March 31, 2024

Western Asset Total Return ETF

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Financials — 10.7%
Banks — 7.0%
Bank of America Corp., Senior Notes	5.000%	1/21/44	50,000	$48,390
Bank of America Corp., Senior Notes (2.572% to 10/20/31 then SOFR + 1.210%)	2.572%	10/20/32	50,000	41,481	(d)
Bank of America Corp., Senior Notes (2.687% to 4/22/31 then SOFR + 1.320%)	2.687%	4/22/32	50,000	42,322	(d)
Bank of America Corp., Senior Notes (2.972% to 2/4/32 then SOFR + 1.330%)	2.972%	2/4/33	240,000	204,106	(d)
Bank of America Corp., Senior Notes (4.376% to 4/27/27 then SOFR + 1.580%)	4.376%	4/27/28	200,000	195,239	(d)
Bank of America Corp., Subordinated Notes	4.200%	8/26/24	100,000	99,398
Bank of Montreal, Senior Notes	1.850%	5/1/25	20,000	19,260
Bank of Nova Scotia, Subordinated Notes (4.588% to 5/4/32 then 5 year Treasury Constant Maturity Rate + 2.050%)	4.588%	5/4/37	20,000	18,130	(d)
BNP Paribas SA, Senior Notes (5.198% to 1/10/29 then 3 mo. Term SOFR + 2.829%)	5.198%	1/10/30	200,000	198,881	(a)(d)
Citigroup Inc., Senior Notes	8.125%	7/15/39	50,000	63,979
Citigroup Inc., Senior Notes (2.520% to 11/3/31 then SOFR + 1.177%)	2.520%	11/3/32	50,000	41,004	(d)
Citigroup Inc., Senior Notes (3.785% to 3/17/32 then SOFR + 1.939%)	3.785%	3/17/33	20,000	17,865	(d)
Citigroup Inc., Senior Notes (3.980% to 3/20/29 then 3 mo. Term SOFR + 1.600%)	3.980%	3/20/30	110,000	103,644	(d)
Citigroup Inc., Senior Notes (4.412% to 3/31/30 then SOFR + 3.914%)	4.412%	3/31/31	10,000	9,532	(d)
Citigroup Inc., Senior Notes (4.658% to 5/24/27 then SOFR + 1.887%)	4.658%	5/24/28	30,000	29,546	(d)
Citigroup Inc., Senior Notes (4.910% to 5/24/32 then SOFR + 2.086%)	4.910%	5/24/33	80,000	77,125	(d)
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	60,000	59,973
Cooperatieve Rabobank UA, Senior Notes (1.339% to 6/24/25 then 1 year Treasury Constant Maturity Rate + 1.000%)	1.339%	6/24/26	250,000	237,440	(a)(d)
HSBC Holdings PLC, Senior Notes (2.099% to 6/4/25 then SOFR + 1.929%)	2.099%	6/4/26	200,000	191,810	(d)
JPMorgan Chase & Co., Senior Notes (2.083% to 4/22/25 then SOFR + 1.850%)	2.083%	4/22/26	30,000	28,907	(d)
JPMorgan Chase & Co., Senior Notes (2.545% to 11/8/31 then SOFR + 1.180%)	2.545%	11/8/32	10,000	8,321	(d)
JPMorgan Chase & Co., Senior Notes (2.580% to 4/22/31 then 3 mo. Term SOFR + 1.250%)	2.580%	4/22/32	40,000	33,817	(d)
JPMorgan Chase & Co., Senior Notes (2.739% to 10/15/29 then 3 mo. Term SOFR + 1.510%)	2.739%	10/15/30	40,000	35,423	(d)
JPMorgan Chase & Co., Senior Notes (4.452% to 12/5/28 then 3 mo. Term SOFR + 1.592%)	4.452%	12/5/29	160,000	155,977	(d)
JPMorgan Chase & Co., Subordinated Notes	4.950%	6/1/45	30,000	28,525
PNC Financial Services Group Inc., Senior Notes (5.582% to 6/12/28 then SOFR + 1.841%)	5.582%	6/12/29	40,000	40,487	(d)
PNC Financial Services Group Inc., Senior Notes (5.812% to 6/12/25 then SOFR + 1.322%)	5.812%	6/12/26	10,000	10,033	(d)
Royal Bank of Canada, Senior Notes	1.150%	6/10/25	40,000	38,155
Truist Financial Corp., Senior Notes (6.047% to 6/8/26 then SOFR + 2.050%)	6.047%	6/8/27	20,000	20,270	(d)
US Bancorp, Senior Notes	1.450%	5/12/25	20,000	19,174
US Bancorp, Senior Notes (5.775% to 6/12/28 then SOFR + 2.020%)	5.775%	6/12/29	30,000	30,524	(d)
US Bancorp, Senior Notes (5.836% to 6/10/33 then SOFR + 2.260%)	5.836%	6/12/34	10,000	10,192	(d)
Wells Fargo & Co., Senior Notes	3.000%	10/23/26	110,000	104,130
Wells Fargo & Co., Senior Notes	4.150%	1/24/29	50,000	48,183
Wells Fargo & Co., Senior Notes (2.188% to 4/30/25 then SOFR + 2.000%)	2.188%	4/30/26	30,000	28,891	(d)
Wells Fargo & Co., Senior Notes (3.350% to 3/2/32 then SOFR + 1.500%)	3.350%	3/2/33	30,000	26,029	(d)
Wells Fargo & Co., Senior Notes (3.584% to 5/22/27 then 3 mo. Term SOFR + 1.572%)	3.584%	5/22/28	70,000	66,550	(d)

See Notes to Financial Statements.

26	Western Asset ETFs 2024 Annual Report

Western Asset Total Return ETF

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Wells Fargo & Co., Senior Notes (5.013% to 4/4/50 then 3 mo. Term SOFR + 4.502%)	5.013%	4/4/51	110,000	$103,277	(d)
Wells Fargo & Co., Senior Notes (5.557% to 7/25/33 then SOFR + 1.990%)	5.557%	7/25/34	70,000	70,270	(d)
Wells Fargo & Co., Senior Notes (5.574% to 7/25/28 then SOFR + 1.740%)	5.574%	7/25/29	40,000	40,474	(d)
Wells Fargo & Co., Subordinated Notes	4.750%	12/7/46	50,000	43,860
Total Banks				2,690,594
Capital Markets — 2.8%
Bank of New York Mellon Corp., Senior Notes	1.600%	4/24/25	10,000	9,618
Charles Schwab Corp., Senior Notes	5.875%	8/24/26	40,000	40,667
Charles Schwab Corp., Senior Notes (6.136% to 8/24/33 then SOFR + 2.010%)	6.136%	8/24/34	10,000	10,432	(d)
Goldman Sachs Group Inc., Senior Notes	3.850%	7/8/24	100,000	99,509
Goldman Sachs Group Inc., Senior Notes	3.500%	4/1/25	110,000	107,918
Goldman Sachs Group Inc., Senior Notes (2.650% to 10/21/31 then SOFR + 1.264%)	2.650%	10/21/32	140,000	116,483	(d)
Goldman Sachs Group Inc., Senior Notes (3.615% to 3/15/27 then SOFR + 1.846%)	3.615%	3/15/28	40,000	38,261	(d)
Goldman Sachs Group Inc., Senior Notes (4.223% to 5/1/28 then 3 mo. Term SOFR + 1.563%)	4.223%	5/1/29	110,000	105,879	(d)
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	40,000	38,674
Morgan Stanley, Senior Notes (2.188% to 4/28/25 then SOFR + 1.990%)	2.188%	4/28/26	120,000	115,770	(d)
Morgan Stanley, Senior Notes (2.511% to 10/20/31 then SOFR + 1.200%)	2.511%	10/20/32	110,000	90,988	(d)
Morgan Stanley, Senior Notes (4.431% to 1/23/29 then 3 mo. Term SOFR + 1.890%)	4.431%	1/23/30	30,000	29,052	(d)
Morgan Stanley, Subordinated Notes (2.484% to 9/16/31 then SOFR + 1.360%)	2.484%	9/16/36	30,000	23,727	(d)
UBS Group AG, Senior Notes (2.193% to 6/5/25 then SOFR + 2.044%)	2.193%	6/5/26	250,000	239,685	(a)(d)
Total Capital Markets				1,066,663
Consumer Finance — 0.0%††
American Express Co., Senior Notes	4.050%	5/3/29	10,000	9,699
Financial Services — 0.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	2.450%	10/29/26	200,000	185,732
Berkshire Hathaway Finance Corp., Senior Notes	4.250%	1/15/49	40,000	35,757
PayPal Holdings Inc., Senior Notes	2.300%	6/1/30	30,000	25,876
Total Financial Services				247,365
Insurance — 0.2%
Aon North America Inc., Senior Notes	5.450%	3/1/34	40,000	40,462
Guardian Life Global Funding, Secured Notes	1.100%	6/23/25	20,000	19,025	(a)
Total Insurance				59,487
Total Financials				4,073,808
Health Care — 2.6%
Biotechnology — 0.5%
AbbVie Inc., Senior Notes	4.800%	3/15/29	20,000	20,029
AbbVie Inc., Senior Notes	3.200%	11/21/29	60,000	55,290
AbbVie Inc., Senior Notes	4.950%	3/15/31	10,000	10,072
AbbVie Inc., Senior Notes	5.050%	3/15/34	20,000	20,248
AbbVie Inc., Senior Notes	4.750%	3/15/45	30,000	28,252

See Notes to Financial Statements.

Western Asset ETFs 2024 Annual Report	27

Schedules of investments (cont’d)

March 31, 2024

Western Asset Total Return ETF

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Biotechnology — continued
AbbVie Inc., Senior Notes	4.875%	11/14/48	10,000	$9,565
AbbVie Inc., Senior Notes	4.250%	11/21/49	60,000	51,963
Total Biotechnology				195,419
Health Care Equipment & Supplies — 0.2%
Solventum Corp., Senior Notes	5.400%	3/1/29	30,000	30,061	(a)
Solventum Corp., Senior Notes	5.450%	3/13/31	30,000	29,922	(a)
Solventum Corp., Senior Notes	5.900%	4/30/54	30,000	29,926	(a)
Total Health Care Equipment & Supplies				89,909
Health Care Providers & Services — 1.0%
Cigna Group, Senior Notes	4.375%	10/15/28	20,000	19,510
Cigna Group, Senior Notes	4.900%	12/15/48	20,000	18,218
CVS Health Corp., Senior Notes	1.875%	2/28/31	10,000	8,148
CVS Health Corp., Senior Notes	2.125%	9/15/31	20,000	16,326
CVS Health Corp., Senior Notes	2.700%	8/21/40	30,000	20,827
CVS Health Corp., Senior Notes	5.050%	3/25/48	90,000	81,736
Elevance Health Inc., Senior Notes	4.550%	5/15/52	10,000	8,751
HCA Inc., Senior Notes	5.625%	9/1/28	40,000	40,497
HCA Inc., Senior Notes	3.500%	9/1/30	10,000	9,044
Humana Inc., Senior Notes	3.125%	8/15/29	20,000	18,158
Humana Inc., Senior Notes	2.150%	2/3/32	10,000	7,995
Medline Borrower LP/Medline Co-Issuer Inc., Senior Secured Notes	6.250%	4/1/29	10,000	10,045	(a)
UnitedHealth Group Inc., Senior Notes	4.200%	5/15/32	70,000	66,525
UnitedHealth Group Inc., Senior Notes	5.700%	10/15/40	10,000	10,460
UnitedHealth Group Inc., Senior Notes	2.900%	5/15/50	20,000	13,499
UnitedHealth Group Inc., Senior Notes	3.250%	5/15/51	30,000	21,567
Total Health Care Providers & Services				371,306
Pharmaceuticals — 0.9%
Bristol-Myers Squibb Co., Senior Notes	5.100%	2/22/31	10,000	10,097
Bristol-Myers Squibb Co., Senior Notes	5.200%	2/22/34	50,000	50,766
Bristol-Myers Squibb Co., Senior Notes	4.250%	10/26/49	20,000	17,080
Bristol-Myers Squibb Co., Senior Notes	5.650%	2/22/64	10,000	10,288
Eli Lilly & Co., Senior Notes	4.700%	2/9/34	40,000	39,777
Eli Lilly & Co., Senior Notes	5.100%	2/9/64	30,000	29,856
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	3.150%	10/1/26	200,000	186,979
Total Pharmaceuticals				344,843
Total Health Care				1,001,477
Industrials — 2.6%
Aerospace & Defense — 1.0%
Boeing Co., Senior Notes	4.875%	5/1/25	30,000	29,667
Boeing Co., Senior Notes	2.196%	2/4/26	60,000	56,172
Boeing Co., Senior Notes	3.200%	3/1/29	20,000	17,867
Boeing Co., Senior Notes	3.250%	2/1/35	20,000	15,738
Boeing Co., Senior Notes	3.550%	3/1/38	10,000	7,608
L3Harris Technologies Inc., Senior Notes	4.854%	4/27/35	30,000	28,678
Lockheed Martin Corp., Senior Notes	4.150%	6/15/53	40,000	33,741

See Notes to Financial Statements.

28	Western Asset ETFs 2024 Annual Report

Western Asset Total Return ETF

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Aerospace & Defense — continued
Lockheed Martin Corp., Senior Notes	5.200%	2/15/64	10,000	$9,888
Northrop Grumman Corp., Senior Notes	3.250%	1/15/28	30,000	28,348
Northrop Grumman Corp., Senior Notes	5.250%	5/1/50	30,000	29,428
RTX Corp., Senior Notes	2.250%	7/1/30	30,000	25,612
RTX Corp., Senior Notes	6.000%	3/15/31	20,000	21,024
RTX Corp., Senior Notes	4.500%	6/1/42	10,000	8,922
RTX Corp., Senior Notes	3.030%	3/15/52	20,000	13,243
TransDigm Inc., Senior Secured Notes	6.375%	3/1/29	10,000	10,031	(a)
TransDigm Inc., Senior Secured Notes	7.125%	12/1/31	10,000	10,305	(a)
TransDigm Inc., Senior Secured Notes	6.625%	3/1/32	20,000	20,206	(a)
Total Aerospace & Defense				366,478
Building Products — 0.0%††
Carrier Global Corp., Senior Notes	2.722%	2/15/30	10,000	8,843
Commercial Services & Supplies — 0.1%
Waste Connections Inc., Senior Notes	5.000%	3/1/34	20,000	19,807
Ground Transportation — 0.1%
Canadian Pacific Railway Co., Senior Notes	3.100%	12/2/51	10,000	6,900
Union Pacific Corp., Senior Notes	2.891%	4/6/36	20,000	16,312
Union Pacific Corp., Senior Notes	3.839%	3/20/60	10,000	7,678
Union Pacific Corp., Senior Notes	3.750%	2/5/70	20,000	14,704
Total Ground Transportation				45,594
Industrial Conglomerates — 0.1%
3M Co., Senior Notes	3.050%	4/15/30	20,000	17,963
3M Co., Senior Notes	3.700%	4/15/50	10,000	7,386
Honeywell International Inc., Senior Notes	5.000%	3/1/35	30,000	30,113
Total Industrial Conglomerates				55,462
Passenger Airlines — 0.9%
American Airlines Inc., Senior Secured Notes	8.500%	5/15/29	60,000	63,387	(a)
Delta Air Lines Inc./SkyMiles IP Ltd., Senior Secured Notes	4.750%	10/20/28	90,000	88,025	(a)
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., Senior Secured Notes	6.500%	6/20/27	19,500	19,608	(a)
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., Senior Secured Notes	8.000%	9/20/25	82,000	62,248	(a)
United Airlines Inc., Senior Secured Notes	4.625%	4/15/29	140,000	130,200	(a)
Total Passenger Airlines				363,468
Trading Companies & Distributors — 0.4%
Air Lease Corp., Senior Notes	3.375%	7/1/25	40,000	38,980
Air Lease Corp., Senior Notes	5.300%	2/1/28	20,000	20,011
United Rentals North America Inc., Senior Notes	3.875%	2/15/31	100,000	89,601
Total Trading Companies & Distributors				148,592
Total Industrials				1,008,244
Information Technology — 0.5%
Semiconductors & Semiconductor Equipment — 0.3%
Broadcom Inc., Senior Notes	3.137%	11/15/35	60,000	48,474	(a)
Intel Corp., Senior Notes	3.050%	8/12/51	10,000	6,741

See Notes to Financial Statements.

Western Asset ETFs 2024 Annual Report	29

Schedules of investments (cont’d)

March 31, 2024

Western Asset Total Return ETF

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Semiconductors & Semiconductor Equipment — continued
Micron Technology Inc., Senior Notes	5.875%	2/9/33	20,000	$20,696
NXP BV/NXP Funding LLC/NXP USA Inc., Senior Notes	2.700%	5/1/25	20,000	19,408
Total Semiconductors & Semiconductor Equipment				95,319
Software — 0.2%
Microsoft Corp., Senior Notes	2.921%	3/17/52	10,000	7,069
Oracle Corp., Senior Notes	1.650%	3/25/26	30,000	28,000
Oracle Corp., Senior Notes	4.650%	5/6/30	10,000	9,806
Oracle Corp., Senior Notes	2.875%	3/25/31	50,000	43,474
Total Software				88,349
Total Information Technology				183,668
Materials — 1.6%
Metals & Mining — 1.3%
Anglo American Capital PLC, Senior Notes	4.000%	9/11/27	200,000	190,857	(a)
Barrick North America Finance LLC, Senior Notes	5.750%	5/1/43	10,000	10,329
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	30,000	28,883
Freeport-McMoRan Inc., Senior Notes	4.625%	8/1/30	40,000	38,419
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	75,000	71,803
Glencore Funding LLC, Senior Notes	4.000%	3/27/27	140,000	135,336	(a)
Glencore Funding LLC, Senior Notes	3.875%	10/27/27	30,000	28,617	(a)
Total Metals & Mining				504,244
Paper & Forest Products — 0.3%
Suzano Austria GmbH, Senior Notes	3.125%	1/15/32	140,000	116,303
Total Materials				620,547
Utilities — 0.4%
Electric Utilities — 0.4%
American Transmission Systems Inc., Senior Notes	2.650%	1/15/32	150,000	124,180	(a)
Duke Energy Ohio Inc., First Mortgage Bonds	3.650%	2/1/29	20,000	18,996
Total Utilities				143,176
Total Corporate Bonds & Notes (Cost — $12,410,443)				11,902,883
Mortgage-Backed Securities — 30.3%
FHLMC — 5.1%
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	1/1/38-1/1/48	181,653	167,428
Federal Home Loan Mortgage Corp. (FHLMC)	1.500%	5/1/41-10/1/41	194,454	158,925
Federal Home Loan Mortgage Corp. (FHLMC)	2.000%	4/1/42-8/1/42	377,841	316,854
Federal Home Loan Mortgage Corp. (FHLMC)	4.500%	5/1/47-7/1/49	65,714	63,820
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%	11/1/49	86,113	85,236
Federal Home Loan Mortgage Corp. (FHLMC)	2.500%	7/1/50-4/1/52	931,629	781,165
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	6/1/52	89,925	83,409
Federal Home Loan Mortgage Corp. (FHLMC)	6.000%	3/1/53	91,619	92,762
Federal Home Loan Mortgage Corp. (FHLMC) (1 year Refinitiv USD IBOR Consumer Cash Fallbacks + 1.619%)	2.875%	11/1/47	52,335	50,610	(d)

See Notes to Financial Statements.

30	Western Asset ETFs 2024 Annual Report

Western Asset Total Return ETF

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
FHLMC — continued
Federal Home Loan Mortgage Corp. (FHLMC) (1 year Refinitiv USD IBOR Consumer Cash Fallbacks + 1.621%)	3.096%	2/1/50	63,330	$59,787	(d)
Federal Home Loan Mortgage Corp. (FHLMC) (1 year Refinitiv USD IBOR Consumer Cash Fallbacks + 1.627%)	3.007%	11/1/48	116,930	110,079	(d)
Total FHLMC				1,970,075
FNMA — 15.7%
Federal National Mortgage Association (FNMA)	3.500%	12/1/34-6/1/49	385,525	352,909
Federal National Mortgage Association (FNMA)	3.000%	7/1/35-9/1/61	760,507	668,133
Federal National Mortgage Association (FNMA)	2.500%	9/1/36-7/1/61	888,088	747,225
Federal National Mortgage Association (FNMA)	2.000%	10/1/40-7/1/51	1,338,836	1,093,215
Federal National Mortgage Association (FNMA)	1.500%	11/1/41-6/1/51	169,362	132,795
Federal National Mortgage Association (FNMA)	4.500%	2/1/48-1/1/59	332,929	317,459
Federal National Mortgage Association (FNMA)	4.000%	9/1/48-1/1/49	357,277	337,059
Federal National Mortgage Association (FNMA)	5.000%	10/1/52-7/1/53	182,710	180,198
Federal National Mortgage Association (FNMA)	5.500%	6/1/53	97,594	97,261
Federal National Mortgage Association (FNMA)	6.000%	6/1/53	189,164	192,861
Federal National Mortgage Association (FNMA)	6.500%	10/1/53	196,184	200,835
Federal National Mortgage Association (FNMA)	3.000%	4/1/54	700,000	602,148	(e)
Federal National Mortgage Association (FNMA)	3.500%	4/1/54	100,000	89,488	(e)
Federal National Mortgage Association (FNMA)	4.500%	4/1/54	200,000	190,444	(e)
Federal National Mortgage Association (FNMA)	5.000%	4/1/54	400,000	390,265	(e)
Federal National Mortgage Association (FNMA)	5.500%	4/1/54	400,000	398,015	(e)
Total FNMA				5,990,310
GNMA — 9.5%
Government National Mortgage Association (GNMA)	3.000%	10/15/42	41,214	37,233
Government National Mortgage Association (GNMA) II	3.500%	2/20/46-4/20/52	346,699	319,033
Government National Mortgage Association (GNMA) II	4.500%	4/20/48-4/20/50	152,684	148,602
Government National Mortgage Association (GNMA) II	5.000%	11/20/48-8/20/53	508,244	500,191
Government National Mortgage Association (GNMA) II	3.000%	1/20/50-2/20/50	447,246	391,292
Government National Mortgage Association (GNMA) II	4.000%	4/20/50	29,517	27,728
Government National Mortgage Association (GNMA) II	2.000%	10/20/50-2/20/51	675,044	553,434
Government National Mortgage Association (GNMA) II	2.500%	3/20/51-9/20/51	688,275	586,883

See Notes to Financial Statements.

Western Asset ETFs 2024 Annual Report	31

Schedules of investments (cont’d)

March 31, 2024

Western Asset Total Return ETF

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
GNMA — continued
Government National Mortgage Association (GNMA) II	5.500%	4/20/53-8/20/53	192,578	$193,475
Government National Mortgage Association (GNMA) II	6.000%	7/20/53	96,738	97,773
Government National Mortgage Association (GNMA) II	6.500%	1/20/54	99,888	102,068
Government National Mortgage Association (GNMA) II	4.000%	4/20/54	300,000	280,707	(e)
Government National Mortgage Association (GNMA) II	4.500%	4/20/54	200,000	192,166	(e)
Government National Mortgage Association (GNMA) II	5.500%	4/20/54	200,000	199,812	(e)
Total GNMA				3,630,397
Total Mortgage-Backed Securities (Cost — $11,999,803)				11,590,782
U.S. Government & Agency Obligations — 11.7%
U.S. Government Obligations — 11.7%
U.S. Treasury Bonds	3.875%	2/15/43	10,000	9,244
U.S. Treasury Bonds	3.875%	5/15/43	30,000	27,688
U.S. Treasury Bonds	3.625%	8/15/43	30,000	26,685
U.S. Treasury Bonds	3.000%	8/15/52	40,000	31,070
U.S. Treasury Bonds	3.625%	2/15/53	735,000	645,422
U.S. Treasury Bonds	4.125%	8/15/53	60,000	57,666
U.S. Treasury Bonds	4.750%	11/15/53	530,000	565,775
U.S. Treasury Notes	5.000%	8/31/25	10,000	10,020
U.S. Treasury Notes	4.625%	2/28/26	20,000	19,984
U.S. Treasury Notes	3.625%	4/30/28	740,000	717,829
U.S. Treasury Notes	4.375%	8/31/28	10,000	10,041
U.S. Treasury Notes	4.500%	9/30/28	20,000	20,288
U.S. Treasury Notes	3.750%	12/31/28	40,000	39,147
U.S. Treasury Notes	4.250%	2/28/29	50,000	50,066
U.S. Treasury Notes	4.250%	3/31/29	60,000	59,787	(f)
U.S. Treasury Notes	3.750%	5/31/30	160,000	155,806
U.S. Treasury Notes	3.875%	7/31/30	10,000	9,869
U.S. Treasury Notes	4.250%	8/31/30	360,000	357,694
U.S. Treasury Notes	4.375%	11/30/30	280,000	282,330
U.S. Treasury Notes	4.000%	1/31/31	320,000	315,800
U.S. Treasury Notes	4.250%	2/28/31	250,000	250,430
U.S. Treasury Notes	3.500%	2/15/33	670,000	634,537
U.S. Treasury Notes	3.375%	5/15/33	115,000	107,732
U.S. Treasury Notes	3.875%	8/15/33	10,000	9,734
U.S. Treasury Notes	4.000%	2/15/34	50,000	49,172
Total U.S. Government & Agency Obligations (Cost — $4,571,141)				4,463,816
Collateralized Mortgage Obligations(g) — 11.5%
Alternative Loan Trust, 2005-81 A1 (1 mo. Term SOFR + 0.674%)	6.004%	2/25/37	122,446	97,295	(d)
BANK, 2023-BNK45 A5	5.203%	2/15/56	100,000	100,890
Benchmark Mortgage Trust, 2018-B1 A5	3.666%	1/15/51	100,000	93,585	(d)
BLP Commercial Mortgage Trust, 2023-IND A (1 mo. Term SOFR + 1.692%)	7.017%	3/15/40	100,000	100,187	(a)(d)
BPR Trust, 2022-OANA A (1 mo. Term SOFR + 1.898%)	7.223%	4/15/37	100,000	100,501	(a)(d)
BRAVO Residential Funding Trust, 2023-NQM1 A1	5.757%	1/25/63	85,549	84,927	(a)
BRAVO Residential Funding Trust, 2023-NQM4 A1	6.435%	5/25/63	91,172	91,686	(a)

See Notes to Financial Statements.

32	Western Asset ETFs 2024 Annual Report

Western Asset Total Return ETF

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations(g) — continued
BWAY Mortgage Trust, 2015-1740 E	3.697%	1/10/35	500,000	$2,500	(a)(d)
BX Commercial Mortgage Trust, 2023-VLT2 A (1 mo. Term SOFR + 2.281%)	7.606%	6/15/40	100,000	100,406	(a)(d)
BX Commercial Mortgage Trust, 2023-VLT2 D (1 mo. Term SOFR + 4.774%)	10.099%	6/15/40	100,000	100,000	(a)(d)
BX Commercial Mortgage Trust, 2023-XL3 A (1 mo. Term SOFR + 1.761%)	7.087%	12/9/40	100,000	100,621	(a)(d)
BX Commercial Mortgage Trust, 2024-XL5 A (1 mo. Term SOFR + 1.392%)	6.692%	3/15/41	100,000	100,050	(a)(d)
BX Trust, 2022-PSB A (1 mo. Term SOFR + 2.451%)	7.776%	8/15/39	95,839	96,437	(a)(d)
BX Trust, 2023-DELC A (1 mo. Term SOFR + 2.690%)	8.015%	5/15/38	100,000	101,250	(a)(d)
Citigroup Commercial Mortgage Trust, 2015-P1 C	4.369%	9/15/48	100,000	93,375	(d)
CSMC Trust, 2021-NQM6 A3	1.585%	7/25/66	168,909	135,958	(a)(d)
DC Commercial Mortgage Trust, 2023-DC A	6.314%	9/12/40	100,000	102,224	(d)
Deephaven Residential Mortgage Trust, 2022-1 A2	2.961%	1/25/67	240,000	190,572	(a)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K153 X1, IO	0.440%	12/25/32	2,999,827	102,547	(d)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5010 IK, IO	2.500%	9/25/50	64,801	9,610
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5010 JI, IO	2.500%	9/25/50	76,874	12,258
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5018 MI, IO	2.000%	10/25/50	80,898	10,640
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5140 NI, IO	2.500%	5/25/49	86,270	11,945
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2022-DNA2 M1B (30 Day Average SOFR + 2.400%)	7.720%	2/25/42	100,000	101,808	(a)(d)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2022-DNA3 M1A (30 Day Average SOFR + 2.000%)	7.320%	4/25/42	67,474	68,347	(a)(d)
Federal National Mortgage Association (FNMA) — CAS, 2014-C02 1M2 (30 Day Average SOFR + 2.714%)	8.035%	5/25/24	73,888	74,004	(d)
Federal National Mortgage Association (FNMA) — CAS, 2015-C03 1M2 (30 Day Average SOFR + 5.114%)	10.435%	7/25/25	13,424	13,961	(a)(d)
Federal National Mortgage Association (FNMA) — CAS, 2022-R07 1M1 (30 Day Average SOFR + 2.950%)	8.271%	6/25/42	83,149	85,436	(a)(d)
Federal National Mortgage Association (FNMA) REMIC, 2020-74 EI, IO	2.500%	10/25/50	73,236	11,852
Federal National Mortgage Association (FNMA) REMIC, 2020-89 DI, IO	2.500%	12/25/50	217,600	32,894
Federal National Mortgage Association (FNMA) REMIC, 2021-1 IG, IO	2.500%	2/25/51	163,708	26,469
GCAT Trust, 2024-INV1 1A2	5.500%	1/25/54	98,916	97,242	(a)(d)
Government National Mortgage Association (GNMA), 2013-50 IO, IO	0.061%	10/16/48	4,401,314	6,163	(d)
Government National Mortgage Association (GNMA), 2014-17 AM	3.536%	6/16/48	45,310	42,356	(d)
Government National Mortgage Association (GNMA), 2016-14 H	2.850%	3/16/57	244,509	208,782
Government National Mortgage Association (GNMA), 2020-103 AD	1.450%	1/16/63	57,834	43,495
Government National Mortgage Association (GNMA), 2020-123 NI, IO	2.500%	8/20/50	72,312	9,884
Government National Mortgage Association (GNMA), 2020-160 YI, IO	2.500%	10/20/50	149,361	19,990
Government National Mortgage Association (GNMA), 2020-181 WI, IO	2.000%	12/20/50	354,378	39,316
Government National Mortgage Association (GNMA), 2020-H13 FM (1 mo. Term SOFR + 0.514%)	5.844%	8/20/70	105,429	104,258	(d)
Government National Mortgage Association (GNMA), 2022-3 IO, IO	0.640%	2/16/61	95,983	4,705	(d)
Government National Mortgage Association (GNMA), 2022-63 LM	3.500%	10/20/50	100,000	83,193
GS Mortgage Securities Corp. Trust, 2018-SRP5 C (1 mo. Term SOFR + 4.297%)	9.623%	9/15/31	356,055	64,369	(a)(d)
IMPAC CMB Trust, 2005-7 A1 (1 mo. Term SOFR + 0.634%)	5.964%	11/25/35	104,787	91,929	(d)
IndyMac INDX Mortgage Loan Trust, 2005-AR10 A1 (1 mo. Term SOFR + 0.634%)	5.964%	6/25/35	160,028	125,901	(d)
MIC Trust, 2023-MIC A	8.437%	12/5/38	100,000	103,762	(a)(d)
Morgan Stanley Bank of America Merrill Lynch Trust, 2016-C30 A4	2.600%	9/15/49	83,119	78,888

See Notes to Financial Statements.

Western Asset ETFs 2024 Annual Report	33

Schedules of investments (cont’d)

March 31, 2024

Western Asset Total Return ETF

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations(g) — continued
MSWF Commercial Mortgage Trust, 2023-2 A5	6.014%	12/15/56	100,000	$106,980	(d)
NADG NNN Operating LP, 2019-1 A	3.368%	12/28/49	144,409	139,519	(a)
New Residential Mortgage Loan Trust, 2019-RPL3 A1	2.750%	7/25/59	100,380	94,206	(a)(d)
NJ Trust, 2023-GSP A	6.481%	1/6/29	100,000	104,494	(a)(d)
NRTH Mortgage Trust, 2024-PARK A (1 mo. Term SOFR + 1.641%)	6.941%	3/15/41	100,000	100,125	(a)(d)
OBX Trust, 2023-NQM6 A1	6.520%	7/25/63	88,912	89,632	(a)
OBX Trust, 2023-NQM7 A1	6.844%	4/25/63	92,885	93,905	(a)
WaMu Mortgage Pass-Through Certificates Trust, 2005-AR8 2A1A (1 mo. Term SOFR + 0.694%)	6.024%	7/25/45	41,693	39,500	(d)
Wells Fargo Commercial Mortgage Trust, 2017-C38 A4	3.190%	7/15/50	101,060	95,596
Wells Fargo Commercial Mortgage Trust, 2017-C41 B	4.188%	11/15/50	70,000	61,619	(d)
Total Collateralized Mortgage Obligations (Cost — $5,485,061)				4,404,044
Asset-Backed Securities — 7.1%
Allegany Park CLO Ltd., 2019-1A CR (3 mo. Term SOFR + 2.050%)	7.368%	1/20/35	250,000	245,092	(a)(d)
Ares Loan Funding Ltd., 2023-ALF4A A1 (3 mo. Term SOFR + 1.750%)	7.097%	10/15/36	180,000	180,630	(a)(d)
ARES CLO Ltd., 2017-44A A1R (3 mo. Term SOFR + 1.342%)	6.656%	4/15/34	100,000	99,671	(a)(d)
ECMC Group Student Loan Trust, 2020-2A A (30 Day Average SOFR + 1.264%)	6.585%	11/25/69	108,583	108,495	(a)(d)
Grippen Park CLO Ltd., 2017-1A E (3 mo. Term SOFR + 5.962%)	11.279%	1/20/30	250,000	246,534	(a)(d)
Halsey Point CLO Ltd., 2019-1A E (3 mo. Term SOFR + 7.962%)	13.279%	1/20/33	300,000	298,241	(a)(d)
LAD Auto Receivables Trust, 2024-1A C	5.640%	6/15/29	120,000	119,948	(a)
Loanpal Solar Loan Ltd., 2021-2GS A	2.220%	3/20/48	212,866	165,523	(a)
Mercury Financial Credit Card Master Trust, 2023-1A A	8.040%	9/20/27	120,000	121,007	(a)
MF1 LLC, 2022-FL10 A (1 mo. Term SOFR + 2.635%)	7.961%	9/17/37	100,000	100,241	(a)(d)
Morgan Stanley ABS Capital Inc. Trust, 2004-NC8 M1 (1 mo. Term SOFR + 1.029%)	6.359%	9/25/34	135,984	133,223	(d)
Nelnet Student Loan Trust, 2013-1A A (30 Day Average SOFR + 0.714%)	6.035%	6/25/41	30,942	30,595	(a)(d)
Octagon Ltd., 2022-1A A1R (3 mo. Term SOFR + 1.750%)	7.076%	11/16/36	100,000	100,614	(a)(d)
Rad CLO Ltd., 2023-22A A1 (3 mo. Term SOFR + 1.830%)	7.202%	1/20/37	250,000	251,577	(a)(d)
Sierra Timeshare Receivables Funding LLC, 2021-2A A	1.350%	9/20/38	59,856	56,146	(a)
SMB Private Education Loan Trust, 2018-C A2B (1 mo. Term SOFR + 0.864%)	6.190%	11/15/35	77,520	76,997	(a)(d)
SMB Private Education Loan Trust, 2019-B A2B (1 mo. Term SOFR + 1.114%)	6.440%	6/15/37	41,147	41,253	(a)(d)
Structured Asset Investment Loan Trust, 2005-HE1 M2 (1 mo. Term SOFR + 0.834%)	6.164%	7/25/35	177,713	164,229	(d)
Symphony CLO Ltd., 2023-40A A1 (3 mo. Term SOFR + 1.640%)	6.984%	1/14/34	160,000	160,540	(a)(d)
United States Small Business Administration, 2019-20D 1	2.980%	4/1/39	19,227	17,435
Total Asset-Backed Securities (Cost — $2,780,938)				2,717,991
Sovereign Bonds — 5.3%
Argentina — 0.1%
Argentine Republic Government International Bond, Senior Notes	1.000%	7/9/29	4,443	2,391
Argentine Republic Government International Bond, Senior Notes, Step bond (0.750% to 7/9/27 then 1.750%)	0.750%	7/9/30	3,500	1,835
Provincia de Buenos Aires/Government Bonds, Senior Notes, Step bond (6.375% to 9/1/24 then 6.625%)	6.375%	9/1/37	18,260	7,440	(a)
Provincia de Buenos Aires/Government Bonds, Senior Notes, Step bond (6.375% to 9/1/24 then 6.625%)	6.375%	9/1/37	93,261	38,000	(b)
Total Argentina				49,666

See Notes to Financial Statements.

34	Western Asset ETFs 2024 Annual Report

Western Asset Total Return ETF

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Brazil — 0.7%
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/27	1,384,000	BRL	$275,116
Colombia — 0.6%
Colombia Government International Bond, Senior Notes	5.000%	6/15/45	330,000		238,803
Mexico — 3.3%
Mexican Bonos, Senior Notes	7.750%	11/13/42	16,530,000	MXN	844,224
Mexico Government International Bond, Senior Notes	4.750%	3/8/44	500,000		416,159
Total Mexico					1,260,383
South Africa — 0.6%
Republic of South Africa Government Bond, Senior Notes	6.250%	3/31/36	6,310,000	ZAR	207,198
Total Sovereign Bonds (Cost — $2,289,812)					2,031,166
Senior Loans — 2.0%
Communication Services — 0.3%
Entertainment — 0.1%
UFC Holdings LLC, Term Loan B3 (3 mo. Term SOFR + 3.012%)	8.336%	4/29/26	49,418		49,479	(d)(h)(i)
Media — 0.2%
Nexstar Media Inc., Term Loan B4 (1 mo. Term SOFR + 2.614%)	7.945%	9/18/26	50,324		50,311	(d)(h)(i)
Virgin Media Bristol LLC, Term Loan Facility Q (1 mo. Term SOFR + 3.364%)	8.575%	1/31/29	20,000		19,782	(d)(h)(i)
Total Media					70,093
Total Communication Services					119,572
Consumer Discretionary — 0.5%
Automobile Components — 0.0%††
Clarios Global LP, 2024 Refinancing Term Loan Facility (1 mo. Term SOFR + 3.000%)	8.330%	5/6/30	9,975		9,990	(d)(h)(i)
Hotels, Restaurants & Leisure — 0.3%
Caesars Entertainment Inc., Incremental Term Loan B1 (3 mo. Term SOFR + 2.750%)	8.040%	2/6/31	50,000		50,000	(d)(h)(i)
Caesars Entertainment, Inc., Term Loan B, Tranche B (3 mo. Term SOFR + 3.350%)	8.663%	2/6/30	9,900		9,917	(d)(h)(i)
Flutter Entertainment Public Ltd. Co., Term Loan B (3 mo. Term SOFR + 2.350%)	7.659%	11/25/30	39,900		39,878	(d)(h)(i)
Four Seasons Hotels Ltd., 2024 Repricing Term Loan (1 mo. Term SOFR + 2.100%)	7.430%	11/30/29	19,950		19,957	(d)(h)(i)
Total Hotels, Restaurants & Leisure					119,752
Specialty Retail — 0.2%
Harbor Freight Tools USA Inc., 2021 Refinancing Term Loan (1 mo. Term SOFR + 2.864%)	8.195%	10/19/27	54,127		54,072	(d)(h)(i)
Total Consumer Discretionary					183,814
Financials — 0.3%
Financial Services — 0.1%
Castlelake Aviation One Designated Activity Co., Initial Term Loan (3 mo. Term SOFR + 2.500%)	7.829%	10/22/26	18,639		18,635	(d)(h)(i)
Citadel Securities LP, 2024 Term Loan B (1 mo. Term SOFR + 2.250%)	7.577%	7/29/30	31,187		31,146	(d)(h)(i)
Total Financial Services					49,781
Insurance — 0.0%††
AmWINS Group Inc., 2023 Incremental Term Loan (1 mo. Term SOFR + 2.864%)	8.195%	2/19/28	9,875		9,885	(d)(h)(i)

See Notes to Financial Statements.

Western Asset ETFs 2024 Annual Report	35

Schedules of investments (cont’d)

March 31, 2024

Western Asset Total Return ETF

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Mortgage Real Estate Investment Trusts (REITs) — 0.2%
Apollo Commercial Real Estate Finance Inc., Initial Term Loan (1 mo. Term SOFR + 2.864%)	8.195%	5/15/26	55,263	$55,056	(d)(h)(i)
Total Financials				114,722
Health Care — 0.4%
Health Care Providers & Services — 0.2%
Phoenix Guarantor Inc., Term Loan B4	8.577%	2/21/31	10,331	10,190	(d)(h)(i)
Sotera Health Holdings LLC, Term Loan (1 mo. Term SOFR + 2.864%)	8.195%	12/11/26	50,000	49,729	(d)(h)(i)
Total Health Care Providers & Services				59,919
Health Care Technology — 0.2%
Cotiviti Holdings Inc., Term Loan	—	2/24/31	80,000	79,800	(j)
Total Health Care				139,719
Industrials — 0.3%
Building Products — 0.0%††
Quikrete Holdings Inc., Fourth Amendment Term Loan B1 (1 mo. Term SOFR + 2.864%)	8.195%	3/19/29	19,748	19,748	(d)(h)(i)
Commercial Services & Supplies — 0.1%
Ali Group North America Corp., Initial Term Loan B (1 mo. Term SOFR + 2.114%)	7.445%	7/30/29	39,444	39,430	(d)(h)(i)
Construction & Engineering — 0.1%
KKR Apple Bidco LLC, Initial Term Loan (1 mo. Term SOFR + 2.864%)	8.195%	9/22/28	39,495	39,433	(d)(h)(i)
Passenger Airlines — 0.1%
Delta Air Lines Inc., Initial Term Loan (3 mo. Term SOFR + 3.750%)	9.068%	10/20/27	37,500	38,641	(d)(h)(i)
Total Industrials				137,252
Information Technology — 0.2%
Electronic Equipment, Instruments & Components — 0.1%
Coherent Corp., Term Loan B (1 mo. Term SOFR + 2.864%)	8.195%	7/2/29	43,493	43,494	(d)(h)(i)
Software — 0.1%
Cloudera Inc., Term Loan (1 mo. Term SOFR + 3.850%)	9.180%	10/8/28	35,241	35,064	(d)(h)(i)
Total Information Technology				78,558
Total Senior Loans (Cost — $770,875)				773,637
U.S. Treasury Inflation Protected Securities — 0.7%
U.S. Treasury Notes, Inflation Indexed (Cost — $287,962)	1.125%	1/15/33	280,000	271,833

	Expiration Date	Contracts	Notional Amount†
Purchased Options — 0.3%
Exchange-Traded Purchased Options — 0.3%
3-Month SOFR Futures, Call @ $95.000	6/14/24	108	270,000	7,425
3-Month SOFR Futures, Put @ $94.750	4/12/24	9	22,500	112
3-Month SOFR Futures, Put @ $95.000	6/14/24	53	132,500	21,531
3-Month SOFR Futures, Put @ $95.000	9/13/24	132	330,000	32,175
3-Month SOFR Futures, Put @ $95.500	12/13/24	12	30,000	9,900
SOFR 1-Year Mid-Curve Futures, Call @ $96.125	6/14/24	53	132,500	19,212
U.S. Treasury 5-Year Notes Futures, Call @ $107.500	4/5/24	10	10,000	1,172
U.S. Treasury 5-Year Notes Futures, Call @ $107.750	4/5/24	5	5,000	313
U.S. Treasury 5-Year Notes Futures, Call @ $108.000	4/26/24	11	11,000	1,719
U.S. Treasury 5-Year Notes Futures, Put @ $106.250	4/5/24	5	5,000	195

See Notes to Financial Statements.

36	Western Asset ETFs 2024 Annual Report

Western Asset Total Return ETF

(Percentages shown based on Fund net assets)

Security		Expiration Date	Contracts	Notional Amount†		Value
Exchange-Traded Purchased Options — continued
U.S. Treasury 5-Year Notes Futures, Put @ $106.500		4/5/24	10	10,000		$859
U.S. Treasury 6 to 7-Year Notes Futures, Call @ $111.500		4/5/24	24	24,000		3,375
U.S. Treasury 6 to 7-Year Notes Futures, Put @ $110.000		4/5/24	24	24,000		3,000
U.S. Treasury Long-Term Bonds Futures, Call @ $122.000		4/26/24	21	21,000		14,438
Total Exchange-Traded Purchased Options (Cost — $153,322)						115,426

	Counterparty
OTC Purchased Options — 0.0%††
U.S. Dollar/Australian Dollar, Put @ 0.669AUD	BNP Paribas SA	4/17/24	365,236	365,236		219
U.S. Dollar/Japanese Yen, Put @ 143.420JPY	BNP Paribas SA	4/18/24	400,000	400,000		215
Total OTC Purchased Options (Cost — $8,736)						434
Total Purchased Options (Cost — $162,058)						115,860

		Rate	Maturity Date	Face Amount†
Non-U.S. Treasury Inflation Protected Securities — 0.1%
Uruguay — 0.1%
Uruguay Government International Bond, Senior Notes (Cost — $23,746)		3.875%	7/2/40	720,000	UYU	26,286
Total Investments before Short-Term Investments (Cost — $40,781,839)						38,298,298
Short-Term Investments — 5.0%
U.S. Treasury Bills — 1.9%
U.S. Treasury Bills		5.274%	4/25/24	260,000		259,089	(k)
U.S. Treasury Bills		5.373%	5/9/24	110,000		109,388	(k)
U.S. Treasury Bills		5.422%	5/30/24	240,000		237,932	(k)
U.S. Treasury Bills		5.388%	7/30/24	110,000		108,108	(f)(k)
Total U.S. Treasury Bills (Cost — $714,511)						714,517

				Shares
Overnight Deposits — 3.1%
BNY Mellon Cash Reserve Fund (Cost — $1,203,622)			2.200%	1,203,622		1,203,622	(l)
Total Short-Term Investments (Cost — $1,918,133)						1,918,139
Total Investments — 105.1% (Cost — $42,699,972)						40,216,437
Liabilities in Excess of Other Assets — (5.1)%						(1,942,629)
Total Net Assets — 100.0%						$38,273,808

See Notes to Financial Statements.

Western Asset ETFs 2024 Annual Report	37

Schedules of investments (cont’d)

March 31, 2024

Western Asset Total Return ETF

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

††	Represents less than 0.1%.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(e)	This security is traded on a to-be-announced (“TBA”) basis. At March 31, 2024, the Fund held TBA securities with a total cost of $2,350,551.

(f)	Securities traded on a when-issued or delayed delivery basis.

(g)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(h)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(i)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(j)	All or a portion of this loan has not settled as of March 31, 2024. Interest rates are not effective until settlement date. Interest rates shown, if any, are for the settled portion of the loan.

(k)	Rate shown represents yield-to-maturity.

(l)	Rate shown is one-day yield as of the end of the reporting period.

Abbreviation(s) used in this schedule:

AUD	— Australian Dollar

BRL	— Brazilian Real

CAS	— Connecticut Avenue Securities

CLO	— Collateralized Loan Obligation

IBOR	— Interbank Offered Rate

IO	— Interest Only

JPY	— Japanese Yen

MXN	— Mexican Peso

REMIC	— Real Estate Mortgage Investment Conduit

SOFR	— Secured Overnight Financing Rate

USD	— United States Dollar

UYU	— Uruguayan Peso

ZAR	— South African Rand

See Notes to Financial Statements.

38	Western Asset ETFs 2024 Annual Report

Western Asset Total Return ETF

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value

Securities Sold Short — (0.2)%

Mortgage-Backed Securities — (0.2)%
Federal National Mortgage Association (FNMA) (Proceeds — $(82,289))	2.500%	4/1/54	$(100,000)	$(82,646)	(a)

(a)	This security is traded on a to-be-announced (“TBA”) basis and is part of a mortgage dollar roll agreement.

At March 31, 2024, the Fund had the following written options contracts:

Exchange-Traded Written Options
Security	Expiration Date	Strike Price	Contracts	Notional Amount†	Value
3-Month SOFR Futures, Call	6/14/24	$96.000	55	137,500	$(1,375)
3-Month SOFR Futures, Call	6/14/24	98.000	14	35,000	(88)
3-Month SOFR Futures, Call	9/13/24	96.875	32	80,000	(2,000)
3-Month SOFR Futures, Call	9/13/24	97.000	75	187,500	(4,219)
3-Month SOFR Futures, Call	12/13/24	97.125	12	30,000	(1,500)
3-Month SOFR Futures, Call	6/13/25	97.125	53	132,500	(20,869)
3-Month SOFR Futures, Call	6/13/25	97.500	54	135,000	(14,850)
3-Month SOFR Futures, Put	12/13/24	95.000	12	30,000	(3,225)
3-Month SOFR Futures, Put	3/14/25	95.000	53	132,500	(18,219)
3-Month SOFR Futures, Put	6/13/25	94.750	132	330,000	(42,075)
SOFR 1-Year Mid-Curve Futures, Call	6/14/24	97.125	53	132,500	(1,656)
U.S. Treasury 5-Year Notes Futures, Call	4/5/24	107.000	5	5,000	(1,406)
U.S. Treasury 5-Year Notes Futures, Call	5/24/24	108.000	22	22,000	(7,391)
U.S. Treasury 5-Year Notes Futures, Put	4/5/24	107.000	5	5,000	(1,289)
U.S. Treasury 6 to 7-Year Notes Futures, Call	4/5/24	110.750	8	8,000	(3,375)
U.S. Treasury 6 to 7-Year Notes Futures, Put	4/5/24	110.750	8	8,000	(3,000)
U.S. Treasury Long-Term Bonds Futures, Call	5/24/24	122.000	21	21,000	(26,578)
U.S. Treasury Long-Term Bonds Futures, Put	5/24/24	113.000	6	6,000	(1,031)
U.S. Treasury Long-Term Bonds Futures, Put	5/24/24	114.000	6	6,000	(1,500)
Total Exchange-Traded Written Options (Premiums received — $238,420)					(155,646)

OTC Written Options
	Counterparty
U.S. Dollar/Mexican Peso, Put (Premiums received — $830)	Citibank N.A.	6/3/24	16.796	MXN	146,314	146,314	$(2,050)
Total Written Options (Premiums received — $239,250)							$(157,696)

†	Notional amount denominated in U.S. dollars, unless otherwise noted.

Abbreviation(s) used in this schedule:

MXN	— Mexican Peso

SOFR	— Secured Overnight Financing Rate

At March 31, 2024, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
3-Month SOFR	21	12/24	$5,032,846	$5,010,075	$(22,771)
3-Month SOFR	29	12/25	6,968,156	6,977,763	9,607
Euro-OAT	2	6/24	274,512	276,847	2,335

See Notes to Financial Statements.

Western Asset ETFs 2024 Annual Report	39

Schedules of investments (cont’d)

March 31, 2024

Western Asset Total Return ETF

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy continued
U.S. Treasury 5-Year Notes	166	6/24	$17,749,530	$17,764,594	$15,064
U.S. Treasury Long-Term Bonds	31	6/24	3,667,974	3,733,563	65,589
U.S. Treasury Ultra Long-Term Bonds	23	6/24	2,918,018	2,967,000	48,982
					118,806
Contracts to Sell:
3-Month SOFR	3	6/24	709,301	710,044	(743)
Euro-Bund	4	6/24	571,066	576,202	(5,136)
U.S. Treasury 2-Year Notes	15	6/24	3,069,435	3,067,266	2,169
U.S. Treasury 10-Year Notes	18	6/24	1,990,978	1,994,344	(3,366)
U.S. Treasury Ultra 10-Year Notes	25	6/24	2,843,437	2,865,234	(21,797)
					(28,873)
Net unrealized appreciation on open futures contracts					$89,933

Abbreviation(s) used in this table:

OAT	— Obligations Assimilables du Trésor (French Treasury Bonds)

SOFR	— Secured Overnight Financing Rate

At March 31, 2024, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
NZD	154,348	USD	96,868	Bank of America N.A.	4/19/24	$(4,543)
EUR	89,687	NOK	535,103	BNP Paribas SA	4/19/24	1,556
EUR	234,910	NOK	257,543	BNP Paribas SA	4/19/24	(3,647)
EUR	257,543	NOK	2,663,438	BNP Paribas SA	4/19/24	11,917
NOK	5,480,555	USD	536,586	BNP Paribas SA	4/19/24	(31,160)
USD	14,414	NOK	150,000	BNP Paribas SA	4/19/24	581
USD	15,359	NOK	160,000	BNP Paribas SA	4/19/24	603
AUD	281,005	USD	188,409	Citibank N.A.	4/19/24	(4,982)
EUR	118,000	USD	128,845	Citibank N.A.	4/19/24	(1,308)
GBP	26,328	USD	33,272	Citibank N.A.	4/19/24	(10)
IDR	79,969,500	USD	5,157	Citibank N.A.	4/19/24	(116)
IDR	101,304,505	USD	6,469	Citibank N.A.	4/19/24	(83)
USD	56,456	AUD	86,192	Citibank N.A.	4/19/24	194
USD	32,274	EUR	30,000	Citibank N.A.	4/19/24	(151)
USD	32,422	EUR	30,000	Citibank N.A.	4/19/24	(2)
USD	32,535	EUR	30,000	Citibank N.A.	4/19/24	111
USD	75,449	EUR	70,000	Citibank N.A.	4/19/24	(208)
USD	119,903	EUR	110,000	Citibank N.A.	4/19/24	1,013
USD	119,928	EUR	110,000	Citibank N.A.	4/19/24	1,037
USD	338,903	EUR	307,540	Citibank N.A.	4/19/24	6,507
USD	237,379	GBP	186,171	Citibank N.A.	4/19/24	2,174
BRL	30,000	USD	5,989	Goldman Sachs Group Inc.	4/19/24	(7)
BRL	40,000	USD	8,007	Goldman Sachs Group Inc.	4/19/24	(31)
BRL	325,849	USD	65,143	Goldman Sachs Group Inc.	4/19/24	(168)
CHF	20,000	USD	22,322	Goldman Sachs Group Inc.	4/19/24	(70)
CHF	20,000	USD	22,202	Goldman Sachs Group Inc.	4/19/24	50
CHF	30,000	USD	34,056	Goldman Sachs Group Inc.	4/19/24	(678)
CHF	30,000	USD	33,788	Goldman Sachs Group Inc.	4/19/24	(410)

See Notes to Financial Statements.

40	Western Asset ETFs 2024 Annual Report

Western Asset Total Return ETF

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CHF	30,000	USD	33,273	Goldman Sachs Group Inc.	4/19/24	$104
CHF	40,000	USD	45,425	Goldman Sachs Group Inc.	4/19/24	(921)
CHF	40,000	USD	45,215	Goldman Sachs Group Inc.	4/19/24	(711)
CHF	60,000	USD	67,764	Goldman Sachs Group Inc.	4/19/24	(1,008)
CHF	60,000	USD	67,739	Goldman Sachs Group Inc.	4/19/24	(984)
USD	22,625	CHF	20,000	Goldman Sachs Group Inc.	4/19/24	374
USD	34,264	CHF	30,000	Goldman Sachs Group Inc.	4/19/24	886
USD	45,400	CHF	40,000	Goldman Sachs Group Inc.	4/19/24	896
USD	45,717	CHF	40,000	Goldman Sachs Group Inc.	4/19/24	1,213
USD	45,732	CHF	40,000	Goldman Sachs Group Inc.	4/19/24	1,228
USD	45,784	CHF	40,000	Goldman Sachs Group Inc.	4/19/24	1,280
USD	366,972	CHF	322,825	Goldman Sachs Group Inc.	4/19/24	7,800
USD	54,367	EUR	50,000	Goldman Sachs Group Inc.	4/19/24	325
USD	54,412	EUR	50,000	Goldman Sachs Group Inc.	4/19/24	370
USD	64,927	MXN	1,089,639	Goldman Sachs Group Inc.	4/19/24	(435)
CNH	394,615	USD	54,914	JPMorgan Chase & Co.	4/19/24	(523)
MXN	1,090,688	USD	63,249	JPMorgan Chase & Co.	4/19/24	2,177
USD	319,936	CNH	2,276,119	JPMorgan Chase & Co.	4/19/24	6,213
USD	11,710	IDR	181,274,005	JPMorgan Chase & Co.	4/19/24	283
USD	36,630	INR	3,047,512	JPMorgan Chase & Co.	4/19/24	109
USD	4,820	JPY	688,000	JPMorgan Chase & Co.	4/19/24	261
USD	455,468	MXN	7,830,079	JPMorgan Chase & Co.	4/19/24	(14,222)
CAD	249,166	USD	186,100	Morgan Stanley & Co. Inc.	4/19/24	(1,925)
INR	17,569,281	USD	210,486	Morgan Stanley & Co. Inc.	4/19/24	62
JPY	64,465,736	USD	451,901	Morgan Stanley & Co. Inc.	4/19/24	(24,713)
USD	30,280	CAD	40,659	Morgan Stanley & Co. Inc.	4/19/24	226
USD	36,880	CAD	50,000	Morgan Stanley & Co. Inc.	4/19/24	(78)
USD	44,211	CAD	60,000	Morgan Stanley & Co. Inc.	4/19/24	(139)
USD	93,854	JPY	13,873,032	Morgan Stanley & Co. Inc.	4/19/24	1,923
Net unrealized depreciation on open forward foreign currency contracts						$(41,760)

Abbreviation(s) used in this table:

AUD	— Australian Dollar

BRL	— Brazilian Real

CAD	— Canadian Dollar

CHF	— Swiss Franc

CNH	— Chinese Offshore Yuan

EUR	— Euro

GBP	— British Pound

IDR	— Indonesian Rupiah

INR	— Indian Rupee

JPY	— Japanese Yen

MXN	— Mexican Peso

NOK	— Norwegian Krone

NZD	— New Zealand Dollar

USD	— United States Dollar

See Notes to Financial Statements.

Western Asset ETFs 2024 Annual Report	41

Schedules of investments (cont’d)

March 31, 2024

Western Asset Total Return ETF

At March 31, 2024, the Fund had the following open swap contracts:

OTC INTEREST RATE SWAPS
Swap Counterparty	Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
JPMorgan Chase & Co.	3,030,000BRL	1/2/29	BRL-CDI**	10.262%**	$(8,328)	—	$(8,328)

CENTRALLY CLEARED INTEREST RATE SWAPS
	Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
	$7,742,000	3/10/26	Daily SOFR Compound annually	4.100% annually	$(67,579)	$46,875	$(114,454)
	5,527,000	3/18/30	Daily SOFR Compound annually	3.650% annually	(7,575)	(2,242)	(5,333)
	1,851,000	2/28/31	3.870% annually	Daily SOFR Compound annually	(3,270)	(5,814)	2,544
	2,584,000	5/15/32	3.220% annually	Daily SOFR Compound annually	114,392	(8,071)	122,463
	1,731,000	3/10/34	3.400% annually	Daily SOFR Compound annually	62,100	(21,156)	83,256
	712,000	2/15/48	2.600% annually	Daily SOFR Compound annually	125,928	53,008	72,920
	151,000	2/15/48	3.050% annually	Daily SOFR Compound annually	16,094	4,184	11,910
	694,000	5/15/48	3.150% annually	Daily SOFR Compound annually	63,028	64,768	(1,740)
	1,372,000	3/18/55	3.510% annually	Daily SOFR Compound annually	1,641	(3,965)	5,606
Total	$22,364,000				$304,759	$127,587	$177,172

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at March 31, 2024[3]	Periodic Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
BNP Paribas SA (Volkswagen International Finance NV, 5.472%, due 11/16/24)	530,000EUR	12/20/24	0.336%	1.000% quarterly	$2,762	$6,734	$(3,972)

See Notes to Financial Statements.

42	Western Asset ETFs 2024 Annual Report

Western Asset Total Return ETF

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at March 31, 2024[3]	Periodic Payments Made by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
BNP Paribas SA (Mercedes-Benz Group AG, 1.000%, due 11/15/27)	530,000EUR	12/20/24	0.126%	1.000% quarterly	$(3,639)	$(1,882)	$(1,757)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[5]	Upfront Premiums Paid (Received)	Unrealized Appreciation
MARKIT CDX.NA.HY.41 Index	$730,620	12/20/28	5.000% quarterly	$53,789	$5,595	$48,194

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[4]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund†	Market Value[5]	Upfront Premiums Paid (Received)	Unrealized Depreciation
MARKIT CDX.NA.IG.42 Index	1,055,500	6/20/29	1.000% quarterly	$(23,843)	$(23,035)	$(808)

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[5]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

**	One time payment made at termination date.

Abbreviation(s) used in this table:

BRL	— Brazilian Real

BRL-CDI	— Brazilian Cetip InterBank Deposit Rate

EUR	— Euro

SOFR	— Secured Overnight Financing Rate

See Notes to Financial Statements.

Western Asset ETFs 2024 Annual Report	43

Schedules of investments (cont’d)

March 31, 2024

Western Asset Total Return ETF

Reference rate(s) and their value(s) as of period end used in this table:

Reference Index	Reference Rate
BRL-CDI	10.650%
Daily SOFR Compound	5.340%

See Notes to Financial Statements.

44	Western Asset ETFs 2024 Annual Report

Statements of assets and liabilities

March 31, 2024

	Western Asset Short Duration Income ETF	Western Asset Total Return ETF
Assets:
Investments, at value (Cost — $10,643,227 and $42,699,972, respectively)	$10,601,926	$40,216,437
Foreign currency, at value (Cost — $0 and $331,019, respectively)	—	346,799
Interest receivable	117,845	375,768
Deposits with brokers for open futures contracts and exchange-traded options	55,437	331,893
Deposits with brokers for centrally cleared swap contracts	—	237,190
Foreign currency collateral for open futures contracts and exchange-traded options, at value (Cost — $0 and 54,268, respectively)	—	55,472
OTC swaps, at value (premiums received — $0 and 6,734, respectively)	—	2,762
Receivable for securities sold	—	546,033
Receivable from brokers — net variation margin on open futures contracts	—	1,187
Unrealized appreciation on forward foreign currency contracts	—	51,473
Total Assets	10,775,208	42,165,014

Liabilities:
Deposits from brokers for open futures contracts	6,418	—
Payable to brokers — net variation margin on open futures contracts	4,453	—
Investment management fee payable	2,637	14,555
Due to custodian	—	8,735
Investments sold short, at value (proceeds received — $0 and 82,289, respectively)	—	82,646
OTC swaps, at value (paid — $0 and 1,882, respectively)	—	11,967
Payable for securities purchased	—	3,445,022
Payable to brokers — net variation margin on centrally cleared swap contracts	—	77,352
Unrealized depreciation on forward foreign currency contracts	—	93,233
Written options, at value (premiums received — $0 and 239,250, respectively)	—	157,696
Total Liabilities	13,508	3,891,206
Total Net Assets	$10,761,700	$38,273,808

Net Assets:
Par value (Note 5)	$5	$19
Paid-in capital in excess of par value	14,458,737	68,936,897
Total distributable earnings (loss)	(3,697,042)	(30,663,108)
Total Net Assets	$10,761,700	$38,273,808

Shares Outstanding	450,000	1,900,000

Net Asset Value	$23.91	$20.14

See Notes to Financial Statements.

Western Asset ETFs 2024 Annual Report	45

Statements of operations

For the Year Ended March 31, 2024

	Western Asset Short Duration Income ETF	Western Asset Total Return ETF

Investment Income:
Interest	$725,200	$1,873,811
Less: Foreign taxes withheld	—	(2,319)
Interest	$725,200	1,871,492

Expenses:
Investment management fee (Note 2)	43,574	186,545
Total Expenses	43,574	186,545
Less: Fee waivers and/or expense reimbursements (Note 2)	—	(15,228)
Net Expenses	43,574	171,317
Net Investment Income	681,626	1,700,175

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Short Sales, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Loss From:
Investment transactions	(1,117,882)	(1,842,409)
Futures contracts	(46,821)	(1,256,048)
Written options	—	1,057,514
Securities sold short	—	(15,102)
Swap contracts	(16,831)	596,219
Forward foreign currency contracts	—	(187,961)
Foreign currency transactions	—	(8,894)
Net Realized Loss	(1,181,534)	(1,656,681)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	1,180,153	776,709
Futures contracts	(4,016)	137,941
Written options	—	(16,676)
Securities sold short	—	(357)
Swap contracts	6,477	(284,928)
Forward foreign currency contracts	—	74,630
Foreign currencies	—	8,746
Change in Net Unrealized Appreciation (Depreciation)	1,182,614	696,065
Net Gain (Loss) on Investments, Futures Contracts, Written Options, Short Sales, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	1,080	(960,616)
Increase in Net Assets From Operations	$682,706	$739,559

See Notes to Financial Statements.

46	Western Asset ETFs 2024 Annual Report

Statements of changes in net assets

Western Asset Short Duration Income ETF

For the Years Ended March 31,	2024	2023

Operations:
Net investment income	$681,626	$748,882
Net realized loss	(1,181,534)	(1,605,910)
Change in net unrealized appreciation (depreciation)	1,182,614	298,606
Increase (Decrease) in Net Assets From Operations	682,706	(558,422)

Distributions to Shareholders From (Note 1):
Total distributable earnings	(698,579)	(714,252)
Decrease in Net Assets From Distributions to Shareholders	(698,579)	(714,252)

Fund Share Transactions (Note 5):
Net proceeds from sale of shares (150,000 and 100,000 shares issued, respectively)	3,551,481	2,357,775
Cost of shares repurchased (600,000 and 650,000 shares repurchased, respectively)	(14,044,474)	(15,470,809)
Decrease in Net Assets From Fund Share Transactions	(10,492,993)	(13,113,034)
Decrease in Net Assets	(10,508,866)	(14,385,708)

Net Assets:
Beginning of year	21,270,566	35,656,274
End of year	$10,761,700	$21,270,566

See Notes to Financial Statements.

Western Asset ETFs 2024 Annual Report	47

Statements of changes in net assets (cont’d)

Western Asset Total Return ETF

For the Years Ended March 31,	2024	2023

Operations:
Net investment income	$1,700,175	$1,934,149
Net realized loss	(1,656,681)	(22,593,601)
Change in net unrealized appreciation (depreciation)	696,065	11,998,641
Increase (Decrease) in Net Assets From Operations	739,559	(8,660,811)

Distributions to Shareholders From (Note 1):
Total distributable earnings	(1,620,707)	(1,370,753)
Decrease in Net Assets From Distributions to Shareholders	(1,620,707)	(1,370,753)

Fund Share Transactions (Note 5):
Net proceeds from sale of shares (1,150,000 and 350,000 shares issued, respectively)	23,255,365	7,396,270
Cost of shares repurchased (500,000 and 4,050,000 shares repurchased, respectively)	(10,047,007)	(84,693,784)
Increase (Decrease) in Net Assets From Fund Share Transactions	13,208,358	(77,297,514)
Increase (Decrease) in Net Assets	12,327,210	(87,329,078)

Net Assets:
Beginning of year	25,946,598	113,275,676
End of year	$38,273,808	$25,946,598

See Notes to Financial Statements.

48	Western Asset ETFs 2024 Annual Report

Financial highlights

Western Asset Short Duration Income ETF

For a share of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:
	2024[1]	2023[1]	2022[1,2]	2021[1,3]	2020[1,3]	2019[1,4]

Net asset value, beginning of year	$23.63	$24.59	$26.32	$25.52	$25.80	$25.00

Income (loss) from operations:
Net investment income	1.07	0.70	0.29	0.63	0.97	0.48
Net realized and unrealized gain (loss)	0.30	(0.99)	(1.74)	0.90	(0.10) [5]	0.72
Total income (loss) from operations	1.37	(0.29)	(1.45)	1.53	0.87	1.20

Less distributions from:
Net investment income	(1.09)	(0.67)	(0.28)	(0.73)	(1.04)	(0.40)
Net realized gains	—	—	—	—	(0.11)	—
Total distributions	(1.09)	(0.67)	(0.28)	(0.73)	(1.15)	(0.40)

Net asset value, end of year	$23.91	$23.63	$24.59	$26.32	$25.52	$25.80
Total return, based on NAV[6]	5.96%	(1.16)%	(5.55)%	6.06%	3.52%	4.82%

Net assets, end of year (000s)	$10,762	$21,271	$35,656	$19,743	$7,655	$25,801

Ratios to average net assets:
Gross expenses	0.29%	0.29%	0.29%[7]	0.29%	0.29%	0.29%[7]
Net expenses	0.29	0.29	0.29 [7]	0.29	0.29	0.29 [7]
Net investment income	4.54	2.93	1.69 [7]	2.42	3.85	3.99 [7]

Portfolio turnover rate[8]	80%	53%	28%	65%	72%	54%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 1, 2021 through March 31, 2022.

[3]	For the year ended July 31.

[4]	For the period February 7, 2019 (inception date) to July 31, 2019.

[5]

Calculation of the net loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund Shares in relation to fluctuating market values of the investments of the Fund.

[6]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

See Notes to Financial Statements.

Western Asset ETFs 2024 Annual Report	49

Financial highlights (cont’d)

Western Asset Total Return ETF

For a share of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:
	2024[1]	2023[1]	2022[1,2]	2021[1,3]	2020[1,3]	2019[1,3]

Net asset value, beginning of year	$20.76	$22.88	$26.22	$28.19	$26.88	$25.16

Income (loss) from operations:
Net investment income	0.89	0.80	0.16	0.66	0.61	0.82
Net realized and unrealized gain (loss)	(0.67)	(2.47)	(3.37)	(1.49)	2.07	2.45
Total income (loss) from operations	0.22	(1.67)	(3.21)	(0.83)	2.68	3.27

Less distributions from:
Net investment income	(0.84)	(0.45)	(0.13)	(0.87)	(0.84)	(0.90)
Net realized gains	—	—	—	(0.27)	(0.53)	(0.65)
Total distributions	(0.84)	(0.45)	(0.13)	(1.14)	(1.37)	(1.55)

Net asset value, end of year	$20.14	$20.76	$22.88	$26.22	$28.19	$26.88
Total return, based on NAV[4]	1.13%	(7.31)%	(12.28)%	(2.98)%	10.12%	13.19%

Net assets, end of year (000s)	$38,274	$25,947	$113,276	$124,567	$140,942	$107,525

Ratios to average net assets:
Gross expenses	0.49%	0.49%	0.49%[5]	0.49%	0.49%	0.49%
Net expenses[6,7]	0.45	0.45	0.45 [5]	0.45	0.45	0.45
Net investment income	4.47	3.80	2.62 [5]	2.43	2.19	3.09

Portfolio turnover rate[8]	35%	46%	10%	65%	115%	80%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2022 through March 31, 2022.

[3]	For the Year Ended December 31.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest expenses, taxes, brokerage expenses, future 12b-1 fees (if any), acquired fund fees and expenses, extraordinary expenses and the management fee payable to FTFA under the investment management agreement, to the average net assets did not exceed 0.45%. This expense limitation arrangement cannot be terminated prior to July 31, 2025 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rates for the respective years/ periods presented would have been 147%, 89%, 16%, 103%, 193% and 285%.

See Notes to Financial Statements.

50	Western Asset ETFs 2024 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Short Duration Income ETF (“Short Duration Income ETF”) and Western Asset Total Return ETF (“Total Return ETF” ) ( the “Funds”) are separate diversified investment series of Legg Mason ETF Investment Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Funds are actively managed exchange-traded funds (“ETFs”). ETFs are funds that trade like other publicly-traded securities. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of the Funds may be directly purchased from and redeemed by the Funds at NAV solely by certain large institutional investors who have entered into agreements with the Funds’ distributor (“Authorized Participants”). Also unlike shares of a mutual fund, shares of the Funds are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

Shares of the Funds are listed and traded at market prices on NASDAQ. The market price for a Fund’s shares may be different from a Fund’s NAV. The Funds issue and redeem shares at NAV only in blocks of a specified number of shares or multiples thereof (“Creation Units”). Only Authorized Participants may purchase or redeem Creation Units directly with the Funds at NAV. Creation Units generally are issued and redeemed in cash. However, Creation Units may also be issued and redeemed partially in-kind for a basket of securities and partially in cash. Except when aggregated in Creation Units, shares of the Funds are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Funds at NAV.

The Funds follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Funds hold securities or other assets that are denominated in a foreign currency, the Funds will normally use the currency exchange rates, generally determined as of 4:00 p.m. (London Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before each Fund calculates its net asset value, the Funds value these securities as determined in accordance with procedures approved by the Funds’ Board of Trustees.

Pursuant to policies adopted by the Board of Trustees, the Funds’ manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Funds’ manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies, and reporting to the Funds’ manager and the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

Western Asset ETFs 2024 Annual Report	51

Notes to financial statements (cont’d)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Funds use valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Funds’ assets and liabilities carried at fair value:

Short Duration Income ETF

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Corporate Bonds & Notes	—	$8,961,461	—	$8,961,461
Asset-Backed Securities	—	732,623	—	732,623
Collateralized Mortgage Obligations	—	374,428	—	374,428
U.S. Government & Agency Obligations	—	120,427	—	120,427
Sovereign Bonds	—	13,980	—	13,980
Senior Loans	—	7,728	—	7,728
Total Long-Term Investments	—	10,210,647	—	10,210,647
Short-Term Investments†	$391,279	—	—	391,279
Total Investments	$391,279	$10,210,647	—	$10,601,926
Other Financial Instruments:
Futures Contracts††	$2,768	—	—	$2,768
Total	$394,047	$10,210,647	—	$10,604,694

52	Western Asset ETFs 2024 Annual Report

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts††	$11,182	—	—	$11,182

†	See Schedule of Investments for additional detailed categorizations.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

Total Return ETF

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Corporate Bonds & Notes	—	$11,902,883	—	$11,902,883
Mortgage-Backed Securities	—	11,590,782	—	11,590,782
U.S. Government & Agency Obligations	—	4,463,816	—	4,463,816
Collateralized Mortgage Obligations	—	4,404,044	—	4,404,044
Asset-Backed Securities	—	2,717,991	—	2,717,991
Sovereign Bonds	—	2,031,166	—	2,031,166
Senior Loans	—	773,637	—	773,637
U.S. Treasury Inflation Protected Securities	—	271,833	—	271,833
Purchased Options:
Exchange-Traded Purchased Options	$115,426	—	—	115,426
OTC Purchased Options	—	434	—	434
Non-U.S. Treasury Inflation Protected Securities	—	26,286	—	26,286
Total Long-Term Investments	115,426	38,182,872	—	38,298,298
Short-Term Investments†:
U.S. Treasury Bills	—	714,517	—	714,517
Overnight Deposits	1,203,622	—	—	1,203,622
Total Short-Term Investments	1,203,622	714,517	—	1,918,139
Total Investments	$1,319,048	$38,897,389	—	$40,216,437
Other Financial Instruments:
Futures Contracts††	$143,746	—	—	$143,746
Forward Foreign Currency Contracts††	—	$51,473	—	51,473
Centrally Cleared Interest Rate Swaps††	—	298,699	—	298,699
OTC Credit Default Swaps on Corporate Issues — Sell Protection‡	—	2,762	—	2,762
Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection††	—	48,194	—	48,194
Total Other Financial Instruments	$143,746	$401,128	—	$544,874
Total	$1,462,794	$39,298,517	—	$40,761,311

Western Asset ETFs 2024 Annual Report	53

Notes to financial statements (cont’d)

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Securities Sold Short	—	$82,646	—	$82,646
Other Financial Instruments:
Written Options:
Exchange-Traded Written Options	$155,646	—	—	155,646
OTC Written Options	—	2,050	—	2,050
Futures Contracts††	53,813	—	—	53,813
Forward Foreign Currency Contracts††	—	93,233	—	93,233
OTC Interest Rate Swaps‡	—	8,328	—	8,328
Centrally Cleared Interest Rate Swaps††	—	121,527	—	121,527
OTC Credit Default Swaps on Corporate Issues — Buy Protection‡	—	3,639	—	3,639
Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection††	—	808	—	808
Total Other Financial Instruments	$209,459	$229,585	—	$439,044
Total	$209,459	$312,231	—	$521,690

†	See Schedule of Investments for additional detailed categorizations.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

‡	Value includes any premium paid or received with respect to swap contracts.

(b) Purchased options. The Fund may purchase option contracts generally to gain or reduce exposure to certain types of investments or market factors or as a means of attempting to enhance returns. When the Funds purchase an option, an amount equal to the premium paid by the Funds is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Funds realize a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Written options. The Fund may write option contracts generally to gain or reduce exposure to certain types of investments or market factors or as a means of attempting to enhance returns. When the Funds write an option, an amount equal to the premium received by the Funds is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Funds’ basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Funds from the exercise of the written put option to form the Funds’ basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Funds.

The risk in writing a covered call option is that the Funds may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Funds are exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Funds may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Options on futures contracts. The Fund may purchase or write option contracts generally to gain or reduce exposure to types of investments or market factors or as a means of attempting to enhance returns. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at the specified option exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on

54	Western Asset ETFs 2024 Annual Report

the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the net asset value of the Funds. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

(e) Futures contracts. The Funds use futures contracts generally to gain exposure to, or hedge against, changes in certain asset classes or in an attempt to increase the Funds returns. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Funds are required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Funds each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Statements of Operations and the Funds recognize a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Funds may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Forward foreign currency contracts. The Funds enter into a forward foreign currency contract to hedge exposure of bond positions or in an attempt to increase the Total Return ETF’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Funds recognize a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Swap agreements. The Funds invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Funds have credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Funds are required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a net receivable or payable for variation margin on the Statements of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statements of Assets and Liabilities. Risks may exceed amounts recorded in the Statements of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Western Asset ETFs 2024 Annual Report	55

Notes to financial statements (cont’d)

OTC Swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statements of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statements of Operations. Net periodic payments received or paid by the Funds are recognized as a realized gain or loss in the Statements of Operations.

The Funds’ maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of March 31, 2024, the total notional value of all credit default swaps to sell protection was EUR 530,000 and $730,620 for the Total Return ETF. These amounts would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Total Return ETF bought protection for the same referenced entity. As of March 31, 2024, the Short Duration Income ETF did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the year ended March 31, 2024, see Note 4.

Credit default swaps

The Funds enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Funds may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Funds have exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Funds generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Funds are a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Funds could be required to make under a CDS agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Funds effectively adds leverage to its portfolio because, in addition to its total net assets, the Funds are subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Funds generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of CDS agreements on corporate or sovereign issues are disclosed in the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For CDS agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Funds’ maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Funds to cover the Funds’ exposure to the counterparty). As the protection seller, the Funds’ maximum risk is the notional amount of the contract. CDS are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Funds enter into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Funds may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded

56	Western Asset ETFs 2024 Annual Report

as an unrealized appreciation or depreciation in the Statements of Operations. When a swap contract is terminated early, the Funds record a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Funds to cover the Fund’s exposure to the counterparty.

(h) Swaptions. The Funds may purchase or write swaption contracts to manage exposure to fluctuations in interest rates or to enhance yield. The Funds may also purchase and write swaption contracts to manage exposure to an underlying instrument. Swaption contracts written by the Funds represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Funds represent an option that gives the Funds the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Funds write a swaption, an amount equal to the premium received by the Funds is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Funds realize a gain equal to the amount of the premium received.

When the Funds purchase a swaption, an amount equal to the premium paid by the Funds is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Funds realize a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statements of Operations.

(i) Short sale transactions. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it in the open market at the time of replacement. The proceeds received by the Fund for the short sale are retained by the broker as collateral until the Fund replaces the borrowed security. If the market value of the security sold short increases, additional collateral may be required. The amount of collateral required is determined daily by reference to the market value of the short positions. Liabilities for securities sold short are marked-to-market daily and reported at market value in the financial statements.

Short sale transactions may result in a risk of loss that may exceed the amount shown on the Statement of Assets and Liabilities. A gain, limited to the price at which the Fund sold the security short, or a loss, potentially unlimited in size, will be recognized upon termination of a short sale. Dividends on short positions are recorded as a liability on the ex-dividend date and are shown in the Statement of Operations as Dividend Expense because the Fund must pay the dividend to the lender of the security.

Short selling is a technique that may be considered speculative, involves risk beyond the amount of money used to secure each transaction and may represent a form of leverage.

(j) Loan participations. The Funds may invest in loans arranged through private negotiation between one or more financial institutions. The Funds investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of offset against the borrower and the Funds may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Funds assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Funds and the borrower. In the event of the insolvency of the lender selling the participation, the Funds may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower.

(k) Stripped securities. The Funds may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to

Western Asset ETFs 2024 Annual Report	57

Notes to financial statements (cont’d)

changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Funds may not fully recoup its initial investment in IO’s.

(l) Securities traded on a when-issued and delayed delivery basis. The Funds may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Funds with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Funds at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(m) Securities traded on a to-be-announced basis. The Funds may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Funds commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Funds. Beginning on the date the Funds enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(n) Mortgage dollar rolls. The Funds may enter into mortgage dollar rolls in which the Funds sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously entering into contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Funds executes its mortgage dollar rolls entirely in the TBA market, whereby the Funds makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Funds accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Funds is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(o) Inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation for the Funds. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statements of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(p) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange

58	Western Asset ETFs 2024 Annual Report

gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(q) Credit and market risk. The Funds invest in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Funds’ investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Funds. The Funds’ investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(r) Foreign investment risks. The Funds’ investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(s) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Funds may invest in certain securities or engage in other transactions where the Funds is exposed to counterparty credit risk in addition to broader market risks. The Funds may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Funds’ subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Funds to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Funds do not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Funds have entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Funds may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master

Western Asset ETFs 2024 Annual Report	59

Notes to financial statements (cont’d)

Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statements of Assets and Liabilities across transactions between the Funds and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Funds under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedules of Investments.

As of March 31, 2024, Total Return ETF held OTC written options, OTC swap contracts and forward foreign currency contracts with credit related contingent features which had a liability position of $107,250. If a contingent feature would have been triggered, the Total Return ETF would have been required to pay this amount to its derivatives counterparties. The Short Duration Income ETF did not have any open OTC derivative transactions with credit related contingent features in a liability position.

(t) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities) is recorded on the accrual basis. Amortization of premiums and accretion of discounts on debt securities are recorded to interest income over the lives of the respective securities, except for premiums on certain callable debt securities, which are amortized to the earliest call date. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Funds may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(u) Distributions to shareholders. Distributions from net investment income of the Funds, if any, are declared and paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(v) Federal and other taxes. It is the Funds’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute their taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Funds’ financial statements.

Management has analyzed the Funds’ tax positions taken on income tax returns for all open tax years and has concluded that as of March 31, 2024, no provision for income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(w) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Franklin Templeton Fund Adviser, LLC (“FTFA”) (formerly known as Legg Mason Partners Fund Advisor, LLC (“LMPFA”) prior to November 30, 2023) is each Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”), is each Fund’s subadviser and Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”), Western Asset Management Company Ltd in Japan (“Western Asset Japan”) and Western Asset Management Company Limited (“Western Asset London”) are each Fund’s subadvisers. FTFA, Western Asset, Western Asset Singapore, Western Asset Japan and Western Asset London are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

60	Western Asset ETFs 2024 Annual Report

FTFA provides administrative and certain oversight services to the Funds. FTFA delegates to the subadviser the day-to-day portfolio management of the Funds. Each Fund is responsible for paying interest expenses, taxes, brokerage expenses, future 12b-1 fees (if any), acquired fund fees and expenses, extraordinary expenses and the management fee payable to FTFA under the investment management agreement.

Under the investment management agreement and subject to the general supervision of the Funds’ Board of Trustees, FTFA as to each Fund provides or causes to be furnished all investment management, supervisory, administrative and other services reasonably necessary for the operation of the Fund, including certain distribution services (provided pursuant to a separate distribution agreement) and investment advisory services (provided pursuant to separate subadvisory agreements) under a unitary fee structure.

Each Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of the Fund’s average daily net assets as follows:

Annualized Fee Rate
Western Asset Short Duration Income ETF	0.29%
Western Asset Total Return ETF	0.49%

FTFA has agreed to waive fees and/or reimburse investment manager fees, so that the ratio of total annual operating expenses will not exceed 0.45% of Total Return ETF’s average daily net assets (subject to the same exclusions as the investment management agreement). This arrangement cannot be terminated prior to July 31, 2025 without the Board of Trustees’ consent.

During the March 31, 2024, fees waived and/or expenses reimbursed amounted to $15,228 for Total Return ETF.

As compensation for its subadvisory services, FTFA as to each Fund pays Western Asset monthly 70% of the management fee paid by a Fund to FTFA, net of (i) all fees and expenses incurred as to the Fund by FTFA under the investment management agreement (including without limitation any subadvisory fee paid to another subadviser to the Fund) and (ii) expense waivers, if any, and reimbursements. Western Asset pays Western Asset Singapore, Western Asset Japan and Western Asset London a monthly subadvisory fee in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to each such non-U.S. subadviser to manage.

Franklin Distributors, LLC (“Franklin Distributors”) serves as the distributor of Creation Units for the Funds on an agency basis. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

The Funds’ Board of Trustees has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan, each Fund is authorized to pay service and/or distribution fees calculated at an annual rate of up to 0.25% of its average daily net assets. No service and/or distribution fees are currently paid by the Funds, and there are no current plans to impose these fees.

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended March 31, 2024, the aggregate cost of purchases and proceeds from sales of investments (excluding in-kind transactions and short-term investments) and U.S. Government & Agency Obligations were as follows:

	Western Asset Short Duration Income ETF
	Investments	U.S. Government & Agency Obligations
Purchases	$10,114,494	$1,055,639
Sales	20,376,781	1,074,006

	Western Asset Total Return ETF
	Investments	U.S. Government & Agency Obligations
Purchases	$10,862,654	$55,825,059
Sales	6,270,719	48,590,450

During the year ended March 31, 2024, there were no in-kind transactions (Note 5).

Western Asset ETFs 2024 Annual Report	61

Notes to financial statements (cont’d)

At March 31, 2024, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Short Duration Income ETF
	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Securities	$10,658,263	$67,259	$(123,596)	$(56,337)
Futures contracts	—	2,768	(11,182)	(8,414)

	Total Return ETF
	Cost/ (Proceeds)/ Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$42,749,387	$271,931	$(2,804,881)	$(2,532,950)
Securities sold short	(82,289)	—	(357)	(357)
Written options	(239,250)	90,638	(9,084)	81,554
Futures contracts	—	143,746	(53,813)	89,933
Forward foreign currency contracts	—	51,473	(93,233)	(41,760)
Swap contracts	114,999	346,893	(136,392)	210,501

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statements of Assets and Liabilities at March 31, 2024.

Western Asset Short Duration Income ETF

ASSET DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$2,768

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$11,182

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statements of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statements of Operations for the year ended March 31, 2024. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in net unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF NET REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Futures contracts	$(46,821)	—	$(46,821)
Swap contracts	—	$(16,831)	(16,831)
Total	$(46,821)	$(16,831)	$(63,652)

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Futures contracts	$(4,016)	—	$(4,016)
Swap contracts	—	$6,477	6,477
Total	$(4,016)	$6,477	$2,461

62	Western Asset ETFs 2024 Annual Report

During the year ended March 31, 2024, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$13,570,973
Futures contracts (to sell)	6,954,391

Average Notional Balance
Credit default swap contracts (buy protection)†	$322,308

†	At March 31, 2024, there were no open positions held in this derivative.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statements of Assets and Liabilities at March 31, 2024.

Western Asset Total Return ETF

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[2]	$115,426	$434	—	$115,860
Futures contracts[3]	143,746	—	—	143,746
Forward foreign currency contracts	—	51,473	—	51,473
OTC swap contracts[4]	—	—	$2,762	2,762
Centrally cleared swap contracts[5]	298,699	—	48,194	346,893
Total	$557,871	$51,907	$50,956	$660,734

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written options	$155,646	$2,050	—	$157,696
Futures contracts[3]	53,813	—	—	53,813
Forward foreign currency contracts	—	93,233	—	93,233
OTC swap contracts[4]	8,328	—	$3,639	11,967
Centrally cleared swap contracts[5]	121,527	—	808	122,335
Total	$339,314	$95,283	$4,447	$439,044

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statements of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

[5]

Includes cumulative unrealized appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statements of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statements of Operations for the year ended March 31, 2024. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in net unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF NET REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(814,782)	$(16,205)	$(15,865)	$(846,852)
Futures contracts	(1,256,048)	—	—	(1,256,048)
Written options	1,036,673	4,656	16,185	1,057,514
Swap contracts	579,887	—	16,332	596,219
Forward foreign currency contracts	—	(187,961)	—	(187,961)
Total	$(454,270)	$(199,510)	$16,652	$(637,128)

[1]	Net realized gain (loss) from purchased options is reported in Net Realized Gain (Loss) From Investment transactions in the Statement of Operations.

Western Asset ETFs 2024 Annual Report	63

Notes to financial statements (cont’d)

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$75,464	$(6,443)	$4,290	$73,311
Futures contracts	137,941	—	—	137,941
Written options	(8,561)	(2,896)	(5,219)	(16,676)
Swap contracts	(320,519)	—	35,591	(284,928)
Forward foreign currency contracts	—	74,630	—	74,630
Total	$(115,675)	$65,291	$34,662	$(15,722)

[1]	The change in net unrealized appreciation (depreciation) from purchased options is reported in the Change in Net Unrealized Appreciation (Depreciation) From Investments in the Statement of Operations.

During the year ended March 31, 2024, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$104,278
Written options	187,990
Futures contracts (to buy)	35,558,574
Futures contracts (to sell)	11,919,841
Forward foreign currency contracts (to buy)	2,269,372
Forward foreign currency contracts (to sell)	2,143,191

Average Notional Balance
Interest rate swap contracts	$34,198,819
Credit default swap contracts (buy protection)	2,365,272
Credit default swap contracts (sell protection)	4,744,687

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of March 31, 2024.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount[2,3]
Bank of America N.A.	—	$(4,543)	$(4,543)	—	$(4,543)
BNP Paribas SA	$17,853	(38,446)	(20,593)	—	(20,593)
Citibank N.A.	11,036	(8,910)	2,126	—	2,126
Goldman Sachs Group Inc.	14,526	(5,423)	9,103	—	9,103
JPMorgan Chase & Co.	9,043	(23,073)	(14,030)	—	(14,030)
Morgan Stanley & Co. Inc.	2,211	(26,855)	(24,644)	—	(24,644)
Total	$54,669	$(107,250)	$(52,581)	—	$(52,581)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

[3]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Fund share transactions

At March 31, 2024, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Each Funds’ shares are issued and redeemed by the Funds only in Creation Units or Creation Unit aggregations, where 50,000 shares of each Fund constitute a Creation Unit. Such transactions are generally on a cash basis. However, Creation Units may also be issued and redeemed partially in-kind for a basket of securities and partially in cash. Transactions in capital shares of the Funds are disclosed in detail in the Statements of Changes in Net Assets. Authorized Participants are subject to standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Such transactions fees are treated as increases in capital and are disclosed in the Funds’ Statements of Changes in Net Assets. Creations and redemptions for cash (when cash creations and redemptions are available or specified) may be subject to an additional variable fee.

64	Western Asset ETFs 2024 Annual Report

6. Redemption facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totalling $2.675 billion (Global Credit Facility) which matures on January 31, 2025. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Under the terms of the Global Credit Facility, the Funds could, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay its/their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. During the year ended March 31, 2024, the Funds did not use the Global Credit Facility.

7. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal year ended March 31, 2024 was as follows:

	Short Duration Income ETF	Total Return ETF
Distributions paid from:
Ordinary income	$698,579	$1,620,707
Total distributions paid	$698,579	$1,620,707

The tax character of distributions paid during the fiscal year ended March 31, 2023 was as follows:

	Short Duration Income ETF	Total Return ETF
Distributions paid from:
Ordinary income	$714,252	$1,370,753
Total distributions paid	$714,252	$1,370,753

As of March 31, 2024, the components of distributable earnings (loss) on a tax basis were as follows:

	Short Duration Income ETF	Total Return ETF
Undistributed ordinary income — net	$54,940	$107,079
Deferred capital losses*	(3,695,212)	(28,473,334)
Other book/tax temporary differences(a)	7,981	(125,464)
Unrealized appreciation (depreciation)(b)	(64,751)	(2,171,389)
Total distributable earnings (loss) — net	$(3,697,042)	$(30,663,108)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles and the realization for tax purposes of unrealized gains (losses) on certain options, futures and foreign currency contracts.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

8. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021 and December 2022, the FASB issued ASU No. 2021-01 and ASU No. 2022-06, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021 for certain LIBOR settings and 2023 for the remainder. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

Western Asset ETFs 2024 Annual Report	65

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason ETF Investment Trust and Shareholders of Western Asset Short Duration Income ETF and Western Asset Total Return ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Western Asset Short Duration Income ETF and Western Asset Total Return ETF (two of the funds constituting Legg Mason ETF Investment Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2024, the related statements of operations for the year ended March 31, 2024, the statements of changes in net assets for each of the two years in the period ended March 31, 2024, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of March 31, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2024, and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

San Francisco, California

May 22, 2024

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

66	Western Asset ETFs 2024 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset ETFs (the “Funds”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is One Franklin Parkway, San Mateo, California 94403-1906.

Information pertaining to the Trustees and officers of the Funds is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Funds at 1-877-721-1926.

Independent Trustees†
Rohit Bhagat

Year of birth	1964

Position(s) with Trust	Lead Independent Trustee

Term of office[1] and length of time served[2]	Since 2021

Principal occupation(s) during the past five years	Managing Member, Mukt Capital, LLC (private investment firm) (2014-present); and formerly, Chairman, Asia Pacific, BlackRock (investment management) (2009-2012); Global Chief Operating Officer, Barclays Global Investors (investment management) (2005-2009); and Senior Partner, The Boston Consulting Group (management consulting) (1992-2005)

Number of funds in fund complex overseen by Trustee	60

Other Directorships held by Trustee during the past five years	AssetMark Financial Holdings, Inc. (investment solutions) (2018-present) and PhonePe (payment and financial services) (2020-present); Meesho (eCommerce) (2023-present); and formerly, Axis Bank (financial) (2013-2021), FlipKart Limited (eCommerce company) (2019-2020), CapFloat Financial Services Pvt., Ltd. (non-banking finance company) (2018) and Zentific Investment Management (hedge fund) (2015-2018); Advisor, Optimal Asset Management (investment technology and advisory services company) (2015-2018); Chief Executive Officer and Director, FinTech Evolution Acquisition (February 2021-March 2023)

Deborah D. McWhinney

Year of birth	1955

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 2021

Principal occupation(s) during the past five years	Director of various companies; and formerly, Board Member, Lloyds Banking Group (2015- 2018) (financial institution) and Fresenius Medical Group (2016-2018) (healthcare); Chief Executive Officer (2013-2014) and Chief Operating Officer (2011-2013), CitiGroup Global Enterprise Payments (financial services); and President, Citi’s Personal Banking and Wealth Management (2009-2011)

Number of funds in fund complex overseen by Trustee	60

Other Directorships held by Trustee during the past five years	IHS Markit (information services) (2015-present), Borg Warner (automotive) (2018-present), LegalShield (consumer services) (2020-present); and formerly, IHS Markit (information services) (2015-2022), Fluor Corporation (construction and engineering) (2014-2020) and Focus Financial Partner, LLC (financial services) (2018-2020)

Anantha K. Pradeep

Year of birth	1963

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 2021

Principal occupation(s) during the past five years	Chief Executive Officer, Smilable, Inc. (technology company) (2014-present); Chief Executive Officer, MachineVantage (technology company) (2018-present); Founder and Managing Partner, Consult Meridian, LLC (consulting company) (2009-present); and formerly, Founder, BoardVantage (board portal solutions provider delivering paperless process for boards and leadership) (2000-2002)

Number of funds in fund complex overseen by Trustee	60

Other Directorships held by Trustee during the past five years	None

Western Asset ETFs	67

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer

Jennifer M. Johnson[3]

Year of birth	1964

Position(s) with Trust	Trustee and Chairperson of the Board

Term of office[1] and length of time served[2]	Since 2021

Principal occupation(s) during the past five years	Chief Executive Officer, President and Director, Franklin Resources, Inc.; officer and/or director or trustee, of some of the other subsidiaries of Franklin Resources, Inc. and of certain funds in the Franklin Templeton/Legg Mason fund complex; and formerly, Chief Operating Officer and Executive Vice President, Franklin Resources, Inc. (1994-2015); Executive Vice President of Operations and Technology, Franklin Resources, Inc. (2005-2010); and Senior Vice President, Franklin Resources, Inc. (2003-2005)

Number of funds in fund complex overseen by Trustee	70

Other Directorships held by Trustee during the past five years	None

Additional Officers
Fred Jensen
Franklin Templeton
280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1963

Position(s) with Trust	Chief Compliance Officer

Term of office[1] and length of time served[2]	Since 2021

Principal occupation(s) during the past five years	Director - Global Compliance of Franklin Templeton; Managing Director of Legg Mason & Co.; Director of Compliance, Legg Mason Office of the Chief Compliance Officer; Chief Compliance Officer, Franklin Advisory Services, LLC; Compliance Officer, Franklin Advisers, Inc.; officer of certain funds in the Franklin Templeton/Legg Mason fund complex; formerly, Chief Compliance Officer of Legg Mason Global Asset Allocation; Chief Compliance Officer, Legg Mason Private Portfolio; Chief Compliance Officer to The Reserves Funds (investment adviser, funds and broker-dealer) and Ambac Financial Group (investment adviser, funds and broker-dealer)

Harris Goldblat
Franklin Templeton
100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1969

Position(s) with Trust	Vice President and Secretary

Term of office[1] and length of time served[2]	Since June 2023

Principal occupation(s) during the past five years	Associate General Counsel, Franklin Templeton; officer of certain funds in the Franklin Templeton fund complex; formerly, Managing Director and Associate General Counsel for Legg Mason & Co.

Susan Kerr
Franklin Templeton
280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1949

Position(s) with Trust	Vice President – AML Compliance

Term of office[1] and length of time served[2]	Since 2021

Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton; Chief Anti-Money Laundering Compliance Officer, Legg Mason & Co., or its affiliates; Anti Money Laundering Compliance Officer; Senior Compliance Officer, LMIS; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex

68	Western Asset ETFs

Additional Officers (cont’d)

Christopher Kings
Franklin Templeton
One Franklin Parkway, San Mateo, CA 94403-1906

Year of birth	1974

Position(s) with Trust	Chief Executive Officer - Finance and Administration

Term of office[1] and length of time served[2]	Since January 2024

Principal occupation(s) during the past five years	Senior Vice President, Franklin Templeton Services, LLC; and officer of certain funds in the Franklin Templeton fund complex

Thomas C. Mandia
Franklin Templeton
100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962

Position(s) with Trust	Vice President and Assistant Secretary

Term of office[1] and length of time served[2]	Since 2021

Principal occupation(s) during the past five years	Senior Associate General Counsel to Franklin Templeton (since 2020); Secretary of FTFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LMAS (since 2002) and LMFAM (formerly registered investment advisers) (since 2013); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

David Mann
Franklin Templeton
One Franklin Parkway, San Mateo, CA 94403-1906

Year of birth	1973

Position(s) with Trust	Vice President

Term of office[1] and length of time served[2]	Since 2023

Principal occupation(s) during the past five years	Head of Global ETF Product and Capital Markets, Franklin Templeton; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex

Todd Mathias
Franklin Templeton
One Franklin Parkway, San Mateo, CA 94403-1906

Year of birth	1983

Position(s) with Trust	Vice President

Term of office[1] and length of time served[2]	Since 2023

Principal occupation(s) during the past five years	Head of US ETF Product Strategy, Franklin Templeton; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex

Patrick O’Connor
Franklin Templeton
One Franklin Parkway, San Mateo, CA 94403-1906

Year of birth	1967

Position(s) with Trust	President and Chief Executive Officer – Investment Management

Term of office[1] and length of time served[2]	Since 2021

Principal occupation(s) during the past five years	President and Chief Investment Officer, Franklin Advisory Services, LLC; Senior Vice President, Franklin Advisers, Inc.; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex

Vivek Pai
Franklin Templeton
300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

Year of birth	1970

Position(s) with Trust	Treasurer, Chief Financial Officer and Chief Accounting Officer

Term of office[1] and length of time served[2]	Since 2021

Principal occupation(s) during the past five years	Treasurer, U.S. Fund Administration & Reporting and officer of certain funds in the Franklin Templeton/Legg Mason fund complex

Western Asset ETFs	69

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

FTFA, referenced above, was formerly known as LMPFA prior to November 30, 2023.

†	Trustees who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Johnson is an “interested person” of the Funds, as defined in the 1940 Act, because of her position with FTFA and/or certain of its affiliates.

70	Western Asset ETFs

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Funds is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Funds hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended March 31, 2024:

	Pursuant to:	Western Asset Short Duration Income ETF	Western Asset Total Return ETF
Qualified Net Interest Income (QII)	§871(k)(1)(C)	$388,053	$1,216,206
Section 163(j) Interest Earned	§163(j)	$717,722	$1,841,355
Interest Earned from Federal Obligations	Note (1)	$4,815	$250,897

Note (1) - The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. Shareholders are advised to consult with their tax advisors to determine if any portion of the dividends received is exempt from state income taxes.

Western Asset ETFs	71

Western Asset ETFs

Trustees

Rohit Bhagat

Deborah D. McWhinney

Anantha K. Pradeep

Jennifer M. Johnson

Chair

Investment manager

Franklin Templeton Fund Adviser, LLC*

Subadvisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Western Asset Management Company Ltd.

Western Asset Management Company Pte. Ltd.

Custodian

The Bank of New York Mellon

Transfer agent

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent registered public accounting firm

PricewaterhouseCoopers LLP

San Francisco, CA

*	Formerly known as Legg Mason Partners Fund Advisor, LLC.

Western Asset ETFs

Western Asset Short Duration Income ETF

Western Asset Total Return ETF

The Funds are separate investment series of Legg Mason ETF Investment Trust, a Maryland statutory trust.

Western Asset ETFs

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Funds at 1-877-721-1926.

Information on how the Funds voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Funds at 1-877-721-1926, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Short Duration Income ETF and Western Asset Total Return ETF. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a current prospectus.

Investors should consider each Fund’s investment objectives, risks, charges and expenses carefully before investing. Each prospectus contains this and other important information about the Funds. Please read the prospectuses carefully before investing.

www.franklintempleton.com

© 2024 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

www.franklintempleton.com

© 2024 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

WAETF A 5/24

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Rohit Bhagat and Deborah D. McWhinney possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Bhagat and Ms. McWhinney as its Audit Committee’s financial experts. Mr. Bhagat and Ms. McWhinney are “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending March 31, 2022 and March 31, 2023 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $146,240 in March 31, 2023 and $150,630 in March 31, 2024.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in March 31, 2023 and $0 in March 31, 2024.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $82,000 in March 31, 2023 and $82,000 in March 31, 2024. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees.

The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason ETF Investment Trust, were $0 in the previous fiscal year and $0 in March 31, 2024.

All Other Fees. There were no other non-audit services rendered by the Auditor to Franklin Templeton Fund Advisors, LLC (“FTFA”), Formerly known as Legg Mason Partners Fund Advisor, LLC(“FTFA”), and any entity controlling, controlled by or under common control with FTFA that provided ongoing services to Legg Mason ETF Investment Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by FTFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason ETF Investment Trust, FTFA and any entity controlling, controlled by, or under common control with FTFA that provides ongoing services to Legg Mason ETF Investment Trust during the reporting period were $785,604 in the previous fiscal year and $0 in March 31, 2024.

(h) Yes. Legg Mason ETF Investment Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason ETF Investment Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(i) Not applicable.

(j) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Rohit Bhagat

Deborah D. McWhinney

Anantha K. Pradeep

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 31a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 31a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 31a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 13.	Recovery of Erroneously Awarded Compensation.

(a) N/A

(b) N/A

ITEM 14.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(a)(2)(1) There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(2)(2) There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason ETF Investment Trust

By:	/s/ Christopher King
Christopher Kings
Chief Executive Officer

Date: May 29, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Christopher King
Christopher Kings
Chief Executive Officer

Date: May 29, 2024

By:	/s/ Vivek Pai
Vivek Pai
Principal Financial Officer

Date: May 29, 2024